As filed with the Securities and Exchange Commission on January 26, 2012

File No. 333-

811-22275

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-2

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933	☒
Pre-Effective Amendment No.	☐
Post-Effective Amendment No.	☐

and/or

REGISTRATION STATEMENT

UNDER

THE INVESTMENT COMPANY ACT OF 1940	☒

Amendment No.

(Check appropriate box or boxes.)

PHL Variable Accumulation Account III

(Exact Name of Registrant)

One American Row

PO Box 5056

Hartford, Connecticut 06102-5056

(Address of Principal Executive Offices)

(Registrant’s Telephone Number, including Area Code)

(800) 447-4312

John H. Beers, Esq.

PHL Variable Insurance Company

One American Row

PO Box 5056

Hartford, CT 06102-5056

(Name and Address of Agent for Service)

☒	If any securities being registered on this form will be offered on a delayed or a continuous basis in reliance on Rule 415 under the Securities Act of 1933, other than securities offered in connection with a dividend reinvestment plan, check the following box ☒.

It is proposed that this filing will become effective (check appropriate box)

☒	when declared effective pursuant to section 8(c)

Approximate Date of Proposed Public Offering: As soon as practicable after the effective date of the registration statement.

CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933

Title of Securities Being Registered	Amount Being Registered	Proposed Maximum Offering Price per Unit	Proposed Maximum Aggregate Offering Price	Amount of Registration Fee
Units in PHL Variable Accumulation Account III	*	*	$1,000,000	114.60**

*	The maximum aggregate offering price is estimated solely for the purpose of determining the registration fee. The amount to be registered and the proposed maximum offering price per unit are not applicable in that these contracts are not issued in predetermined amounts or units.
**	Registration Fee paid concurrently with the filing of the Registration Statement on January 26, 2012.

The registrant hereby amends this registration statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this registration statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the registration shall become effective on such date as the Commission, acting pursuant to Section 8(a), may determine.

CROSS REFERENCE

PART A-PROSPECTUS

	ITEMS IN PART A OF FORM N-2	LOCATION IN PROSPECTUS
Item 1.	Outside Front Cover	Front Cover Page
Item 2.	Inside Front and Outside Back Cover Page	Front Cover Page and Back Cover Page
Item 3.	Fee Table and Synopsis	Summary of Expenses
Item 4.	Financial Highlights	N/A
Item 5.	Plan of Distribution	Plan of Distribution – Sales of Contracts; Use of Proceeds – Crediting and Pricing of Premium Payments
Item 6.	Selling Shareholders	N/A
Item 7.	Use of Proceeds	Use of Proceeds – Crediting and Pricing of Premium Payments
Item 8.	General Description of the Registrant	PHL Variable and the Separate Account
Item 9.	Management	PHL Variable and the Separate Account
Item 10.	Capital Stock, Long-Term Debt and Other Securities	The Contract
Item 11.	Defaults and Arrears on Senior Securities	N/A
Item 12.	Legal Proceedings	The Phoenix Companies, Inc. – Legal Proceedings About Company Subsidiaries
Item 13.	Table of Contents of the Statement of Additional Information	Table of Contents to Statement of Additional Information
	ITEMS IN PART B OF FORM N-2	LOCATION IN STATEMENT OF ADDITIONAL INFORMATION
Item 14.	Cover Page	Cover Page
Item 15.	Table of Contents	Cover Page
Item 16.	General Information and History	General Information
Item 17.	Investment Objective and Policies	Investment Objectives and Policies
Item 18.	Management of the Company	Management of the Separate Account, Code of Ethics, Proxy Voting Policies
Item 19.	Control Persons and Principal Shareholders	Control Persons and Principal Holders of Securities
Item 20.	Investment Advisory and Other Services	Investment Advisory and Other Services to the Separate Account, Other Service Providers to the Separate Account
Item 21.	Portfolio Managers	Portfolio Management
Item 22.	Brokerage, Allocation and Other Practices	N/A
Item 23.	Tax Status	N/A
Item 24.	Financial Statements	N/A
PART C-OTHER INFORMATION
Items 25-33 have been answered in Part C of this Registration Statement
(1) Pursuant to General Instructions Form N-2, all information required by Part B: Statement of Additional Information has been incorporated into Part A: The Prospectus of the Registration Statement.

PHL VARIABLE INSURANCE COMPANY

PHL VARIABLE ACCUMULATION ACCOUNT III

PROSPECTUS DATED             ,

FLEXIBLE PREMIUM DEFERRED VARIABLE ANNUITY CONTRACT

Phoenix Longevity EdgeSM

ISSUED BY

PHL VARIABLE INSURANCE COMPANY

PHL VARIABLE ACCUMULATION ACCOUNT III

One American Row, Hartford, Connecticut 06103

Administrative Office: Annuity Operations Division, PO Box 8027, Boston, MA 02266-8027

Telephone: (800) 866-0753

This prospectus describes the Phoenix Longevity Edge flexible premium deferred variable annuity contract (the “Contract”) issued by PHL Variable Insurance Company (“PHL Variable”, “Company”, “Us”) and funded through PHL Variable Accumulation Account III (the “Separate Account”), a closed-end separate account. The Contracts are specially designed as long-term investments for longevity protection and are not a complete investment program. The Separate Account is established as a separate account pursuant to Connecticut law and is registered with the Securities and Exchange Commission (“SEC”) as a closed-end account under the Investment Company Act of 1940 (“1940 Act”). Investment in the Separate Account is only available through the Contracts. The Separate Account has never been and will not be listed on any securities exchange and it is not expected that there will be any trading market for the Contracts. As a closed-end account, the Separate Account does not issue redeemable securities and the Owner (“you”) will not be able to withdraw money from your Contract during the Contract’s Deferral Period. If the Annuitant(s) named in the Contract die during the Contract’s Deferral Period, the Contract will terminate without value, and, unless you purchased the optional Deferral Period Death Benefit rider for your Contract, no payments will be owed to your heirs or any other party. As a result, the Contract is only appropriate as a long-term investment for the protection of the longevity of the Annuitant(s) named in the Contract.

The Company will allocate your investment under the Contract in accordance with your instructions to one or more investment options of the Separate Account and to the Guaranteed Interest Account (“GIA”). Each Separate Account investment option will invest all of its assets in shares of an underlying mutual fund available under the Contract. Currently, the Separate Account has three investment options, which invest respectively in shares of the following underlying mutual funds:

❖	DFA Investment Dimensions Group Inc.

o	VA Global Bond Portfolio (the “DFA VA Global Bond Portfolio”)

o	DFA VA Global Moderate Allocation Portfolio

❖	Money Market

Subject to state availability, you may also allocate all or part of your investment to the GIA. The GIA is not part of the Separate Account. Amounts you allocate or transfer to the GIA become part of our general account assets. You do not share in the investment experience of those assets. Rather, we guarantee a minimum rate of return on the allocated amount, as provided under the terms of your Contract. (See “GIA” for more information.)

During the Deferral Period, as long as at least one Annuitant named in your Contract is living, the Company will contribute amounts we call “longevity credits” to your Contract, according to the rate schedule set forth in your Contract.

The Contracts will be sold in a continuous offering and the Separate Account may issue an unlimited number of its units. All purchases of units and other transactions with the Separate Account are made at net asset value per unit. You must submit an initial premium of at least $10,000 in order to purchase a Contract. Following payment of the initial premium, you may but are not required to pay additional premium of up to $5,000,000 cumulatively while at least one Annuitant is living and before the Contract’s Maturity Date, other than during the Premium Restriction Period.

The Contracts entail special risks described in the “Risk Factors” section of this prospectus, and include, among others, the following:

❖	The Contract is illiquid during the Deferral Period. Your Contract has a Deferral Period of at least ten (10) years. When you purchase a Contract, you select the length of the Deferral Period within our guidelines. During the Deferral Period, your investment is in the form of a “Contingent Account Value” and you cannot access this value for withdrawals, surrenders, annuitizations or for any other purpose (withdrawals of the Required Minimum Distribution, as defined herein, are allowed for Contracts issued in connection with Individual Retirement Accounts/Annuities).

❖	The Contract provides benefits and value to you only if the Annuitant (or at least one Joint Annuitant for a joint Contract) is alive at the end of the Deferral Period. If the Annuitant dies (or both Joint Annuitants for a joint Contract die) during the Deferral Period, the Contract terminates without value to you or any entity, including a named beneficiary or the estate of any Owner or Annuitant(s). We offer a Deferral Period Death Benefit Rider that pays a death benefit on death of the Annuitant (or death of the Surviving Annuitant for a Joint contract) during the Deferral Period for an additional charge. Choosing the Deferral Period Death Benefit Rider will decrease your Contract’s value and the amount of the Longevity Credits to be applied to your Contract. There is no death benefit for the Owner’s death during the Deferral Period.

❖	Payment of the Contract’s Longevity Credits is subject to PHL Variable’s claims paying ability. The Contract is designed to provide the potential for enhanced accumulation during the Deferral Period through the contribution of additional amounts called “Longevity Credits” by PHL Variable to each Contract on the anniversary of the date on which the contract became effective. These amounts are paid by PHL Variable’s general account and are subject to its claims paying ability.

❖	The value of your investment in the Contract will vary in accordance with the performance of the investment options of the Separate Account that you choose and, if you invest in the GIA, will reflect payment of interest credited by the GIA. The value of your investment in the Separate Account investment options may decline as a result of poor investment performance and, if the value of your investment in the Contract is zero, your Contract will terminate without value.

❖	Neither the Contract nor the units of the Separate Account are a deposit of any bank, and they are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

❖	Purchasing a variable annuity within an Individual Retirement Account (“IRA”) does not provide any tax benefit in addition to those typically provided by contracts that are considered variable annuities under the Internal Revenue Code of 1986 (“Code”). Variable annuities should not be purchased in IRAs to solely to obtain tax-deferral, but rather when other benefits such as lifetime income and, in the case of the Contract, the potential for enhanced accumulation value through Longevity Credits, support the recommendation.

❖	Based on current guidance, the Contract is an annuity contract for all federal and state tax purposes. While we believe that this treatment is accurate and in accord with Code provisions, we can provide no assurance or guarantee that a taxing authority will not challenge this treatment. In addition, it is possible that legislation will be enacted or regulations will be promulgated in the future that will impact this Contract. You should consult with a tax advisor before purchasing the Contract.

The Contract is not a complete investment program, and you should not invest more than a limited percentage of your net worth in the Contract. The Company will not accept purchases of more than a specified percentage of your net worth, generally 15% at the time you apply for the Contract, and we will require you to make representations about your net worth and the investment you will allocate to the Contract so we can ensure the investment is within our guidelines. Consult your financial advisor for guidance about what is an appropriate investment amount for you.

This prospectus provides important information you should know before investing in the Contract. You should read this prospectus carefully and keep it for future reference. The Statement of Additional Information (“SAI”) dated             ,              for the Contract, which includes additional information about the Contract, has been filed with the SEC and is incorporated by reference into this prospectus. A table of contents for the SAI can be found on the last page of this prospectus. Additional information about the investments held in the Separate Account is available in the annual and semi-annual reports to shareholders for the underlying funds. To obtain the SAI for the Contract, or the annual report or semi-annual reports for the underlying funds and other information without charge and to contact us about your Contract, call us at the number shown at the top of the front page of this prospectus or visit the website for the Contract: http://www.phoenixwm.com.

Information about the Contract and the Separate Account (including the SAI) can also be reviewed and copied at the Public Reference Room of the SEC in Washington, D.C. Reports and other information about the Contract and the Separate Account are available on the EDGAR Database on the Commission’s Internet site at http://www.sec.gov and copies of this information may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the Commission, Washington, D.C. 20549-0102.

An Order of Exemption granted by the SEC will be required to offer the Contract and the offering of the Contracts will be subject to the terms of that order.

These securities have not been approved or disapproved by the SEC, nor has the SEC determined if this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

Glossary of Special Terms

Most of the terms in this prospectus are described within the text where they first appear. For convenience, certain terms are also defined below.

“Accumulation Unit” means a standard of measurement for each investment option used to determine the Contingent Account Value of your Contract during the Deferral Period and your Contract’s cash value during the Post-Deferral Period.

“Accumulation Unit Value” for one accumulation unit was set at $1.00 on the date assets were first allocated to each investment option. The value of one accumulation unit on any subsequent valuation date is determined by multiplying the immediately preceding accumulation unit value by the applicable net investment factor for the Business Period just ended.

“Age” means, on any given date, the age of the person in question as of his or her last birthday.

“Annuitant” and “Joint Annuitant” mean the person or persons on whose continuation of life or lives the Contract benefits are based. The Annuitant(s) are specified at time of application, and are shown in the Contract’s schedule pages. The Annuitant and Joint Annuitant can only be changed upon election of an Annuity Payment Option under certain circumstances.

“Annuity Payment Option” means the provisions under which we make a series of annuity payments to the Annuitant or Joint Annuitant, such as Life Annuity with Ten Years Certain. Currently, the Contract offers only fixed annuity payment options.

“Business Day” means any day that we are open for business and the New York Stock Exchange is open for trading. The Accumulation Unit Value of an investment option will be determined at the end of each Business Day. We will deem each Business Day to end at the close of regularly scheduled trading of the New York Stock Exchange (currently 4:00 PM Eastern Time) on that day.

“Business Period” means the period in days from the end of one Business Day through the end of the next Business Day.

“Cash Value” means the amount available for withdrawal or surrender. There is no Cash Value during the Deferral Period. During the Post-Deferral Period, the Cash Value is equal to the Contingent Account Value.

“Code” means the Internal Revenue Code of 1986.

“Contract Anniversary” means the same day and month of each year as the Contract Date following the Contract Date. If the day does not exist in a month, the last day of the month will be used.

“Contract Beneficiary” is the person who may receive death benefits under the Contract after the Deferral Period ends and upon the death of the Owner, or upon the death of the Annuitant or Surviving Annuitant, as applicable, during the Deferral Period if the Deferral Period Death Benefit Rider is attached to the Contract.

“Contract Date” means the date this Contract is issued and the date from which Contract Years are measured. The Contract Date is shown in the schedule pages. The Contract will begin in effect on the Contract Date provided your premium payment is received and the Annuitant and any Joint Annuitant are alive.

“Contingent Account Value” means the sum of the values of all Accumulation Units held in the investment options and the value held in the GIA under this Contract.

“Contract Year” means the 12-month period beginning on the Contract Date and each 12-month period thereafter.

“Coverage Option” means the selection you make at the time you purchase the Contract to determine whether the Contract will be based on the life of a single Annuitant, the “Individual Longevity Solution,” or on the lives of two Annuitants, the “Joint Longevity Solution.” The choice of Coverage Option cannot be changed after the Contract is issued.

“Deferral Period” means the period of time, expressed in Contract Years, during which no annuity payments, withdrawals, surrenders or cash value are available. There is no death benefit payable during the Deferral Period unless you have purchased the Deferral Period Death Benefit Rider. The Deferral Period is stated in the schedule pages of your Contract, cannot be changed after the Contract has been issued, and cannot extend beyond the Maturity Date.

“Deferral Period Death Benefit” means the death benefit available during the Deferral Period upon death of the Annuitant or, in the case of a joint Contract, death of the Surviving Annuitant. The Deferral Period Death Benefit is provided by a separate optional rider which you may purchase for an additional fee. In addition to increasing the charges for your Contract, electing this benefit will reduce the Longevity Credits under your Contract.

“Deferral Period End Date” means the date on which the Deferral Period expires. The Deferral Period End Date is shown on the Contract’s schedule pages.

“GIA” means the Guaranteed Interest Account, a part of our general account, which provides guaranteed interest earnings subject to certain conditions.

“Individual Longevity Solution” means the Coverage Option that covers only one life. One Annuitant is named under the Individual Longevity Solution. During the Deferral Period, the Contract terminates without value upon the death of such named Annuitant.

“IRA” means Individual Retirement Account(s) as defined in Section 408 of the Internal Revenue Code of 1986 (“Code”) and, unless otherwise specified, includes Roth IRA as defined in Section 408A of the Code.

“Joint Longevity Solution” means the Coverage Option that covers two lives. Two Annuitants, also referred to as Joint Annuitants, are named under the Joint Longevity Solution. During the Deferral Period, the Contract terminates without value upon the death of the Surviving Annuitant. This option is not available for Contracts issued as IRAs.

“Longevity Credit” means an additional amount credited to the Contingent Account Value each Contract Anniversary during the Deferral Period while at least one Annuitant is alive.

“Longevity Credit Percentages” means the applicable percentages shown in the schedule pages of the Contract, which are used to determine Longevity Credits. The Longevity Credit Percentages for your Contract are permanently set when the Contract is issued, cannot be changed by us and will vary based on the age and gender of the Annuitant(s) and the length of the Contract’s Deferral Period.

“Maturity Date” is the date annuity payments will begin. The Maturity Date cannot be earlier than the Deferral Period End Date (for Contracts issued in Florida, Contract owners can elect a Maturity Date anytime after the first Contract Anniversary subject to certain conditions and restrictions – see “Annuity Payments” for details) and, unless we agree otherwise, cannot be later than the 10th Contract Year or the Contract Anniversary nearest the younger Annuitant’s 105th birthday (100th birthday for Contracts issued in New Hampshire), whichever of those two events occur later. The latest Maturity Date is shown on the schedule pages of the Contract and cannot be changed after the Contract Date.

“Owner” or “Owners” means the person, persons, or entity with ownership rights in the Contract. The Owner is as shown on the schedule pages of the Contract or as later changed and reflected on our records.

“Payment Calculation Date” means the date we calculate annuity payments under annuity options. The first Payment Calculation Date is the Business Day on or next following the Maturity Date unless we agree otherwise. After the first Payment Calculation Date, we will calculate payments on the same date each month. We use the next following Business Day if such date is not a Business Day.

“Primary Annuitant” means the individual whose life is of primary importance in affecting the timing or amount of the payout under the Contract. Where the Joint Longevity Solution is in effect, and the Owner is a non-natural person, the Primary Annuitant is the Surviving Annuitant.

“Post-Deferral Period” means the period of time, if any, that the Contract is in effect between the Deferral Period End Date and the Maturity Date or, if earlier, the termination date of the Contract.

“Required Minimum Distribution” or “RMD” means the annual distribution that must be taken from an IRA during the life of the policyholder/Contract Owner. The Required Minimum Distribution will be computed based on IRS guidance and will take into account the Contingent Account Value. There is no lifetime RMD from a Roth IRA.

“Spouse” means an individual legally married under federal law.

“SEC” means the Securities and Exchange Commission.

“Surviving Annuitant” means the only Joint Annuitant who is then alive.

“We”, “us”, and “our” refer to the Company.

“Written request” and “written notice” mean a request or notice we receive in writing at our Annuity Operations Division in a form satisfactory to us.

“You” and “your” refer to the Owner(s) of the Contract.

SUMMARY OF EXPENSES

The table below describes the fees and expenses that you will pay when owning the Contract during the Deferral Period and during the Post-Deferral Period, if any.

The Company does not charge any other fees in addition to those set forth below for the Contract. The Contract may be part of a financial plan for which an investment advisor charges a separate fee. For questions about any such fee, please consult with your financial advisor.

Shareholder Transaction Expenses

Sales load (as a percentage of premium payment)	0.00%

Transfer Charge	$25.00	(1)
Annual Administrative Charge (Post-Deferral Period Only)	$50.00

Annual Expenses (as a percentage of net assets of the Separate Account)*

Management Fees	0.00%
Other Expenses (Mortality and Expense Risk Fee )	0.00%

Acquired Fund (Underlying Fund) fees and expenses (maximum)	0.50%	(2)

Maximum Total Annual Expenses	0.50%	(2)

(1) Currently we do not assess this charge. If assessed, the charge would apply to transfers in excess of the 12th transfer in any Contract Year.

(2) The actual expense varies depending on the investment option(s) you choose for allocation of your Contract’s premium. The expense in the table reflects the maximum expenses, and assumes allocation only to the investment option investing in the underlying fund with the highest total expenses, which, currently, is the DFA VA Global Moderate Allocation Investment Option. The DFA VA Global Moderate Allocation Portfolio commenced operations on                     . As a result, the expenses shown below are anticipated to be incurred by the Portfolio for the fiscal year ending October 31,     . See the table of Underlying Fund Total Annual Operating Expenses below for details.

* These expenses, which are reflected as “Acquired Fund” fees and expenses in the table above, are not charged directly against the Separate Account assets but are part of the Accumulation Unit Value of the investment option that invests in the applicable underlying fund. As a result, these expenses are borne indirectly by Contract Owners through ownership of Accumulation Units of the selected investment options. This table does not reflect any fees that may be imposed by the funds for short-term trading. Also, the DFA VA Global Moderate Allocation Portfolio is a fund of funds. Funds of funds may have higher operating expenses than other funds since funds of funds invest in underlying funds which have their own expenses. More detail concerning each of the fund’s fees and expenses is contained in the prospectus for each fund.

Underlying Fund Total Annual Operating Expenses*

DFA VA Global Bond Portfolio	0.31%
DFA VA Global Moderate Allocation Portfolio	0.50	%(1)
Money Market	0.xx	%

* Total Annual Fund Operating Expenses are deducted from a fund’s assets and include management fees, distribution fees, distribution and/or 12b-1 fees, and other expenses.

(1) These expenses include a shareholder service fee of 0.10 % of average daily net assets of the DFA VA Moderate Allocation Portfolio. This fee will be paid to PHL Variable with respect to assets of the portfolio attributable to the Contracts. Pursuant to a Fee Waiver and Expense Assumption Agreement for the DFA VA Global Moderate Allocation Portfolio, the advisor has agreed to waive all or a portion of its management fee and to assume the expenses of the portfolio (including the shareholder services fees and the expenses that the portfolio bears as a shareholder in the underlying funds, but excluding the expenses that the portfolio incurs indirectly through its investment in unaffiliated investment companies) (“Portfolio Expenses”) to the extent necessary to limit the Portfolio Expenses of the portfolio to 0.45% of the portfolio’s average net assets on an annualized basis (the “Expense Limitation Amount”). At any time that the Portfolio Expenses of the Portfolio are less than the Portfolio’s Expense Limitation Amount, the advisor retains the right to seek reimbursement for any fees previously waived and/or expenses previously assumed to the extent that such reimbursement will not cause the portfolio’s annualized Portfolio Expenses to exceed the Portfolio’s Expense Limitation Amount. The portfolio is not obligated to reimburse the advisor for fees previously waived or expenses previously assumed by the advisor more than thirty-six months before the date of such reimbursement. The Fee Waiver and Expense Assumption Agreement shall continue until February 28, 2012 and then continue in effect for one-year periods unless terminated by the advisor.

Charge for Optional Benefit

Deferral Period Death Benefit Rider Charge (as a percentage of Contingent Account Value annually)(1)	[1.00	%]

(1) This charge is deducted during the Deferral Period only if you elect the Deferral Period Death Benefit Rider for the Contract and the rider is inforce. This charge is in addition to the Shareholder Transaction Expenses and Annual Expenses set forth in the table above.

Expense Examples

The examples below will help you understand the cost of investing in the Contract as compared to investing in other variable annuity contracts. The examples assume that the Annuitant is a 65-year old male and that the Contract has a 20-year Deferral Period. The examples assume you invest $10,000 in the Contract for the time periods shown, assume that your investment has a 5% return each year and also assume that premiums and Contingent Account Value are invested entirely in the underlying fund having the highest total annual fund operating expenses. Your actual costs may be higher or lower than the expenses shown in these examples depending on how you allocate your premium payments and Contingent Account Value and whether you purchase the Deferral Period Death Benefit Rider for your Contract.

Additionally, Example #1 assumes that you did not elect the Deferral Period Death Benefit Rider for the Contract. Example #2 assumes that you purchased the Deferral Period Death Benefit Rider with your Contract. As a result, Example #2 reflects the additional cost of the Deferral Period Death Benefit Rider, the reduction in Contingent Account Value resulting from that additional cost, and the reduced amount of Longevity Credits resulting over time from the reduction in Contingent Account Value and reduced Longevity Credit Percentages.

Expense Example #1: Contract without Deferral Period Death Benefit Rider

Based on the assumptions stated above, the maximum costs for the Contract would be:

1 Year	3 Years	5 Years	10 Years

$	$	$	$

Expense Example #2: Contract with Deferral Period Death Benefit Rider

Based on the assumptions stated above, the maximum costs for the Contract would be:

1 Year	3 Years	5 Years	10 Years

$	$	$	$

FINANCIAL HIGHLIGHTS

As of the date of this prospectus, the Separate Account will have only recently commenced operations and, as a result has no financial history.

SUMMARY

Overview of the Contract

This overview provides a brief summary of the key features of the Contract and is qualified by information contained elsewhere in this prospectus and in the Contract. You should read this prospectus and the Contract carefully for more complete details.

Summary Description of the Contract

The Contract is a flexible premium deferred variable contract that is specially designed as a long-term retirement investment intended to help provide protection against outliving one’s assets. Because of its special purpose, the Contract has several features and restrictions not present in traditional variable annuities.

•

First, during the Deferral Period under the Contract, we contribute additional amounts called “Longevity Credits” that provide the opportunity for increased accumulation of assets. We also do not charge a mortality and expense risk fee or other separate account fee.

•

Second, the Contract has a Deferral Period during which you do not have access to your investment, either through withdrawals, surrender of the Contract, annuitization, or for any other purpose (other than for RMDs for Contracts issued as or in connection with IRAs). This Deferral Period is elected by the Owner at issue and cannot later be changed. The Deferral Period must be at least ten (10) years long and cannot last more than thirty (30) years. In addition, the Deferral Period cannot end prior to the Contract Anniversary following the Annuitant’s or younger Joint Annuitant’s 70th birthday, as applicable, and cannot extend beyond the Annuitant’s or older Joint Annuitant’s 90th birthday.

•

Third, if the Annuitant dies (or, in the case of a joint Contract, both Joint Annuitants die) during the Deferral Period, the Contract terminates without payment of the Contingent Account Value or any other value to you or your heirs, and you will lose your investment in the Contract. These features are consistent with the purpose of the Contract, which is to provide longevity protection for the Annuitant(s), and with the actuarial basis for our contribution of the Longevity Credits to your Contract. If you wish to have a death benefit payable upon death of the Annuitant(s) during the Deferral Period, you may purchase an optional death benefit rider, for an additional cost. Adding the Deferral Period Death Benefit Rider to your Contract will reduce amount of the Longevity Credit Percentages for your Contract and will also reduce the Contingent Account Value, thereby reducing the amount of the Longevity Credits that will be applied to your Contract.

Like other annuity contracts, the Contract has a Maturity Date after which annuity payments from the Contract must begin. Currently, only fixed annuity payment options are available. Once the Deferral Period ends, your Contingent Account Value becomes a Cash Value available until the Maturity Date and you will have cash withdrawal, surrender, and Contract exchange rights for that Cash Value. During this Post-Deferral Period, we charge a $50 Contract administration fee annually.

Prior to the Maturity Date you may choose to allocate your premium payments and, subject to restrictions on excessive trading, to transfer your Contingent Account Value to any or all of the available investment options of the Separate Account and the GIA. Each Separate Account investment option invests all of its assets in the shares of an underlying mutual fund. The Separate Account will retain Phoenix Variable Advisors, Inc. (“PVA”), a registered investment adviser which is an affiliate of PHL Variable, to select the underlying funds available through the Separate Account. Currently, there are three underlying funds available under the Contract through the Separate Account. The performance of the investment options depends upon the performance of the underlying funds, and the Owner assumes the risk of gain or loss according to the performance of the underlying funds. The GIA provides guaranteed interest earnings subject to certain conditions (see “GIA” later in this prospectus). There is no guarantee that the Contingent Account Value or Cash Value will ever equal or exceed premiums paid to the Contract.

Purchasers of IRAs, including Roth IRAs, should note that this Contract does not provide any additional tax deferral benefits beyond those provided by the IRA, and should not consider the Contract for its tax treatment, but for its investment and annuity benefits. If you purchase the Contract as or through an IRA, you may elect to receive payments from the Contract during the Deferral Period only up to the amount of the RMD allocable to the Contract.

❖	Who Should Purchase a Contract

Because of the special purpose of the Contracts, the lack of liquidity of your investment during the Deferral Period, and the risk of termination of the Contract without payment upon death of the Annuitant(s), as well as the investment risks normally involved in purchasing a variable annuity, the Contract is not intended to be a complete investment program, and you should not invest more than 15% of your net worth in a Contract. Consult your financial advisor for guidance on whether you should purchase a Contract and the appropriate investment amount. Before we accept an application for the Contract, we will require each purchaser to confirm he or she understands the illiquid nature of the Contract during the Deferral Period and to attest that the level of investment, as a percentage of his or her net worth, is within our guidelines.

❖	Roles of the Parties under the Contract

The Contract may be purchased as an Individual Longevity Solution or a Joint Longevity Solution (the Joint Longevity Solution is not available for Contracts issued as IRAs). In either case, benefits under the Contract are available only if the Annuitant (or, in the case of a Contract issued as a Joint Longevity Solution, at least one Joint Annuitant) is alive at the end of the Deferral Period. The Owner controls the Contract; however, the Owner may authorize PHL Variable to take instructions about the Contract from a properly authorized representative. At the time the Owner selects an Annuity Payment Option, the Owner may also name an Annuitant other than the Annuitant named at the time the Contract was purchased under the rules described in the Contract. If the Owner dies on or after the Deferral Period End Date but prior to the Contract’s Maturity Date and the beneficiary is permitted to elect an Annuity Payment Option under the Contract, the beneficiary can make the same elections as were available to an Owner.

❖	Premium Flexibility

Other than the initial premium, there are no required premium payments; however, the Contract will terminate if the Contingent Account Value is reduced to zero. Generally, the minimum initial premium payment is $10,000. Unless the Contract is in the Premium Restriction Period, you may make premium payments at any time subject to our requirements regarding maximum and minimum amounts. You may not make additional premium payments during the Premium Restriction Period, which is the seven Contract Years prior to the end of the Deferral Period.

❖	The Longevity Credits

We credit additional amounts called Longevity Credits to your Contingent Account Value on each Contract Anniversary during the Deferral Period while the Annuitant (or, in the case of a Contract issued as a Joint Longevity Solution, at least one Joint Annuitant) is alive. The amount of the Longevity Credit each year is determined by applying the Longevity Credit Percentage for that Contract Year to the Contingent Account Value on each Contract Anniversary. The Longevity Credit Percentages are stated in the schedule pages for your Contract and will not change after the Contract is issued. The Longevity Credit Percentages in your Contract are based on the age(s) and gender(s) of the Annuitant(s), the Deferral Period selected for the Contract, and our mortality assumptions for individuals in the relevant age and gender categories. The Longevity Credit Percentages generally increase each year, although, if your Contingent Account Value is allocated to the investment options, the dollar amount of the Longevity Credit applied to a Contract each year will fluctuate, and may go up or down based on the investment performance of the chosen investment option(s). The purpose of the Longevity Credits is to provide the opportunity for accelerated accumulation of assets for longevity protection. PHL Variable guarantees to pay the Longevity Credits in accordance with the terms of the Contract and this guarantee is based on the claims paying ability of PHL Variable.

❖	No Death Benefit, Withdrawals, or Surrender during the Deferral Period

During the Deferral Period, the Contract does not provide any death benefit. However, an optional rider that provides a death benefit during the Deferral Period upon death of an Annuitant is available for purchase with the Contract for a separate charge. There is no death benefit available for the death of the Owner during the Deferral Period. The Contract does not permit withdrawals or surrenders during the Deferral Period except for RMDs allocable to Contracts issued as or through IRAs. During the Post-Deferral Period, the Contract provides for annuity payments, withdrawals or surrender, and for a death benefit, in the amount of the Contingent Account Value upon receipt of a proper claim of the death of the Contract Owner. Once the Contract reaches the Maturity Date, annuity payments under one of the options provided by the Contract must begin.

The Contract does not provide for any minimum value to be available following the end of the Deferral Period whether for annuity payments or as a lump sum.

❖	Charges and Deductions

During the Deferral Period, unless you make more than 12 transfers between investment options in any Contract Year or have the Deferral Period Death Benefit Rider in effect for your Contract, there are no charges deducted from the Contract or the Separate Account for the Contract, although state premium taxes may be payable depending on the state. You indirectly pay investment management and other fees and expenses that are charged by the underlying funds and are reflected in the funds’ net asset value.

During the Post-Deferral Period, PHL Variable charges an annual administrative fee of $50.00 against the Contingent Account Value and continues to have the right to charge the transfer charge for each transfer after the 12th transfer in each Contract Year.

❖	Contract Termination

During the Deferral Period, the Contract terminates without value on the death of the Annuitant (or, in the case of a Contract issued as a Joint Longevity Solution, the surviving Joint Annuitant) or when the Contingent Account Value reduces to zero, whichever occurs first. Following the end of the Deferral Period, the Contract terminates on the first of the following events to occur: (1) a full surrender, (2) the Contingent Account Value reduces to zero, (3) any Owner elects an Annuity Payment Option, (4) the Maturity Date is reached, or (5) any Owner dies.

❖	“Right to Cancel” Period

You have the right to review and return the Contract. If for any reason you are not satisfied, you may return it within ten days (or later, if applicable state laws or, in the case of an IRA, federal tax regulations require) after you receive it and cancel the Contract. You will receive in cash the Contingent Account Value. However, if applicable law requires, we will return the original premium payments and, under certain circumstances, the greater of premium paid and Contingent Account Value.

During periods of extreme market volatility, we may issue some contracts with a Temporary Money Market Allocation Amendment. Under this amendment, we allocate the initial premium payment and any other premium paid to the Contract during the Right to Cancel period to the                      Money Market investment option. When your “Right to Cancel” Period expires we allocate the Contingent Account Value among the investment options according to your instructions. We may use the Temporary Money Market Allocation Amendment depending on the state of issue and under certain other circumstances.

Replacements

Replacing any existing annuity contract with this Contract may not be to your advantage. You should talk with your registered representative or registered investment advisor before you replace any existing annuity contract. You should carefully compare the risks, charges, and benefits of your existing contract to the replacement contract to determine if replacing your existing contract benefits you. Additionally, replacing your contract could result in adverse tax consequences so you should also consult with your tax professional. You should know that once you have replaced your annuity contract, you generally cannot reinstate it unless the insurer is required to reinstate the previous contract under state law. This is true even if you choose not to accept your new annuity contract during your “Right to Cancel” period. You should know that, once the “Right to Cancel” period for this Contract expires, you cannot surrender or otherwise voluntarily terminate the Contract for value during the Deferral Period even if you seek to reverse a replacement of a different annuity contract for the Contract.

Additionally, since the Contingent Account Value cannot be withdrawn or surrendered during the Deferral Period, you cannot replace or exchange the Contract for a different annuity contract until after the Deferral Period ends.

Conflicts of Interest

PHL Variable does not pay any sales compensation for the distribution of this Contract; however, PHL Variable receives amounts from certain of the underlying funds for certain shareholder services provided by PHL Variable to the fund. See “Underlying Fund Total Annual Operating Expenses” table for details. Additionally, when considering this Contract in relation to others, a purchaser should consider the fact that compensation arrangements with the selling entity may vary from product to product. Additionally, if this Contract is purchased through an arrangement with a registered investment advisor, that advisor may charge its customer an account fee that may be calculated based on total assets, including assets in this Contract.

Broker-dealers and registered representatives often sell products issued by several different and unaffiliated insurance companies and the amount of compensation payable may vary significantly. Additionally, compensation paid to a broker-dealer or registered representative, including additional compensation payable as part of certain service arrangements, will vary among products issued by the same insurance company. A broker-dealer and its registered representatives may have an incentive to promote or sell one product over another depending on these differences in the compensation, potentially resulting in the sale of a product that may not be the best product to suit your needs. You should talk to your financial representative if you have questions about potential conflicts of interest that may be created by varying compensation plans.

While PHL Variable does not pay sales compensation for distribution of the Contract, it does pay a fee to an unaffiliated broker-dealer for a retail sales desk for certain insurance products issued by PHL Variable and its affiliates. This fee is a monthly fixed dollar amount regardless of sales activity up to a certain threshold. After the threshold is exceeded, the fee is based on assets or values in certain insurance products, including the Contract.

Financial Statements

The financial statements of PHL Variable as of December 31,          and         , and for each of the three years in the period ended December 31,         , are contained in the Statement of Additional Information for the Contracts. You can obtain a copy of the Statement of Additional Information free of charge by calling the toll free number given on the first page of this prospectus. The financial statements of PHL Variable should be considered only as bearing upon the ability of PHL Variable to meet its obligations under the Contracts, including the obligation to pay Longevity Credits. You should not consider them as bearing on the investment performance of the assets held in the Separate Account. The Separate Account does not yet have financial statements as it will have only recently commenced operations by the date of this prospectus.

Use of Proceeds

All proceeds of the sale of the Contracts will be held in the Separate Account and invested in the underlying funds or applied to the GIA in accordance with instructions from Contract Owners.

RISK FACTORS

Lack of Liquidity During the Deferral Period

❖

Before the Deferral Period End Date, there is no cash value. The Contract is designed to provide the potential to accumulate assets that will be available only later in life. Therefore, the Contract and the Separate Account do not permit withdrawal of the Contingent Account Value during the Deferral Period. Accordingly, you cannot make any withdrawals from your Contingent Account Value before the Deferral Period End Date, except as described below for a Contract established as an IRA.

•	If the Contract is issued as an IRA, the Owner may elect to receive an amount each calendar year equal to the RMD applicable to the Contract.

❖

You cannot withdraw, exchange or transfer any Contingent Account Value to pay any program fees or financial advisor consulting fees during the Deferral Period. If you are responsible for such a fee, you may have to use other assets to pay such fees.

Lack of Death Benefit During the Deferral Period

❖

If the Owner or Annuitant (or, in the case of a Contract issued as a Joint Longevity Solution, the surviving Joint Annuitant) dies before the Deferral Period End Date, the Contract will terminate without value, and neither you, your estate, nor any named beneficiary will receive any payments from us under your Contract nor will your Contract provide for any annuity payments. Unless you elected the Deferral Period Death Benefit Rider, there is no Death Benefit if the Annuitant (or the surviving Joint Annuitant) dies. There is no death benefit payable upon death of the Owner prior to the Deferral Period End Date.

Tax Consequences

❖

Based on current guidance, the Contract is an annuity contract for all federal and state tax purposes. While we believe that this treatment is accurate and in accord with Code provisions, we can provide no assurance or guarantee that a taxing authority will not challenge this treatment. In addition, it is possible that legislation will be enacted or regulations will be promulgated in the future that will impact this Contract. You should consult with a tax advisor before purchasing the Contract. See “Taxation of the Contract” for a discussion of the tax consequences.

Investment Option Risk

❖

The Contract offers investment options through the Separate Account. Each investment option invests exclusively in the assets of an underlying fund. Any amounts you allocate to a Separate Account investment option will be affected by the investment performance of the corresponding underlying fund and may be less or more than originally invested due to the fluctuation in value of the underlying funds. If your Contingent Account Value is reduced to zero by poor investment performance during or after the Deferral Period and you do not make additional premium payments, your Contract will terminate without value and will not provide any lump sum or annuity payments.

Issuer Risk

❖

Payments of the Longevity Credits in accordance with the terms of the Contract are an obligation of PHL Variable and, therefore, are subject to our claims paying ability. If you select an annuity option at any time on or after the Deferral Period End Date the annuity payments (if any) will be paid from our general account and, therefore, are subject to our claims paying ability. See “PHL Variable’s General Account” later in this prospectus for information about the financial strength of PHL Variable.

Underlying Mutual Funds

❖

The investment objective and policies of the underlying mutual funds in the Separate Account are generally designed to provide a market rate of return for a fixed income portfolio with low relative volatility of returns or capital appreciation and current income. The investment objective and policies of the underlying funds may also limit the potential for your investments to appreciate. You may earn a higher rate of return with another variable annuity contract. Additionally, the value of the underlying funds may go down and up and, as a result, the value of your Contract allocated to the investment options may decrease or increase over time. Also, there is no guarantee that any underlying fund will achieve its investment objective.

❖

The Contracts offer a limited number of investment options and if you become dissatisfied with the underlying funds in the Separate Account, you may not surrender or exchange your Contract or make any withdrawals until the Deferral Period ends.

❖

PVA, the investment adviser to the Separate Account, selects the underlying funds that will be available under the Contracts, but you decide which investment option or options to choose for allocation of your Contract’s premium and Contingent Account Value. PHL Variable, the Separate Account, and PVA are not responsible for those decisions.

Using Your Contract as Collateral for a Loan

❖

You may not pledge the assets in your Contract as collateral for a loan until the Deferral Period ends. In the case of a pledge after the end of the Deferral Period, if the assets in your Contract decrease in value, your creditor may be able to liquidate assets in your Contract to pay the loan. Using the assets in your Contract as collateral for a loan, therefore, may reduce the future benefit of your Contract or cause your Contract to terminate. The use of a contract as a pledge or collateral is a taxable event at the time of the pledge. Pledge is not permitted from a contract issued in connection with an IRA.

PHL VARIABLE AND THE SEPARATE ACCOUNT

We are PHL Variable, a Connecticut stock life insurance company incorporated on July 15, 1981. We sell life insurance policies and annuity contracts through producers of affiliated distribution companies and through brokers. Our executive and our administrative offices are located at One American Row, Hartford, Connecticut, 06103-2899.

PHL Variable is a wholly owned subsidiary of Phoenix Life Insurance Company (“Phoenix”) through its holding company, PM Holdings, Inc. Phoenix is a life insurance company, which is wholly owned by The Phoenix Companies, Inc., which is a manufacturer of life insurance and annuity products. Obligations under the Contract are obligations of PHL Variable.

We are subject to the provisions of the Connecticut insurance laws applicable to life insurance companies and to regulation and supervision by the Connecticut Superintendent of Insurance. We also are subject to the applicable insurance laws of all the other states and jurisdictions in which we do insurance business. State regulation of PHL Variable includes certain limitations on the investments that may be made for its General Account and separate accounts, including the Separate Account. It does not include, however, any supervision over the investment policies of the Separate Account.

On December 22, 2008, we established the Separate Account pursuant to Connecticut insurance law. The Separate Account is registered as a closed-end management investment company with the SEC under the 1940 Act.

Under Connecticut law, PHL Variable owns the assets of the Separate Account; however, all income, gains or losses whether or not realized, of the Separate Account must be credited to or charged against the amounts placed in the Separate Account without regard to the other income, gains and losses from any other business or activity of PHL Variable. The assets of the Separate Account may not be used to pay liabilities arising out of any other business that we may conduct. PHL Variable will pay for operating expenses of the Separate Account.

Management of the Separate Account

The Separate Account is managed by a Board of Managers in accordance with the 1940 Act. PHL Variable, as the legal owner of the Separate Account has appointed an initial sole trustee of the Board of Managers, Philip K. Polkinghorn. Mr. Polkinghorn is also a Senior Executive Vice President of PHL Variable. PHL Variable, as sole shareholder, will elect additional members of the Board of Managers. The Board of Managers will include persons who are “disinterested” within the meaning of and as required by the 1940 Act.

The Separate Account will retain PVA, an affiliate of the Company as the investment advisor to the Separate Account. PVA’s sole responsibility to the Separate Account will be to select the underlying funds that are available under the Contract for the investment options consistent with the investment policy of the Separate Account, and to periodically evaluate the underlying funds for their continued appropriateness in light of that investment policy. Contract Owners decide which investment option(s) to choose and the amount of their allocations to each available investment option.

The Separate Account’s Investment Policy

The Separate Account is divided into investment options, each of which is a sub-account of the Separate Account. It is a fundamental policy of the Separate Account that each investment option will invest exclusively in shares of an underlying mutual fund. The investment objective of each investment option is identical to the investment objective of the underlying mutual fund in which the investment option invests. However, the investment objectives for each investment option and the selection of the underlying fund for that option are not fundamental policies and they may be changed without Contract Owner approval.

The underlying funds are portfolios of open-end management investment companies that are registered with the SEC under the 1940 Act. These underlying funds are not publicly available or traded and are offered only through variable annuity and variable life insurance products, or directly to tax qualified plans. They are not the same retail mutual funds as those offered outside of a variable annuity or variable life insurance product, or directly to tax qualified plans, although the investment practices and fund names may be similar, and the portfolio managers may be identical. Accordingly, the performance of the retail mutual fund is likely to be different from that of the underlying fund, and you should not compare the two.

In selecting the underlying funds offered through this product, PVA considers several criteria, including the strength of the manager’s reputation, brand recognition, performance of the fund or of the manager’s similarly managed funds, and the capability and qualification of each sponsoring investment firm. Additionally, in selecting the DFA VA Global Bond Portfolio and the DFA Global Moderate Allocation Portfolio, PVA considered the fact that the product will be made available to and by certain investment advisors who may include other products or funds managed by Dimensional Fund Advisors LP (“DFA”) in their client accounts and who may receive product support from DFA and/or its affiliates. It also considered whether each underlying fund would compensate the Company for providing administrative, and support services that would otherwise be provided by the underlying fund, or by its investment advisor or distributor.

Currently, the Separate Account contains three investment options as shown in the table below.

Investment Option Name	Underlying Fund	Underlying Fund Investment Objective	Investment Advisor to Underlying Fund
DFA VA Global Bond Option	DFA VA Global Bond Portfolio	Provide a market rate of return for a fixed income portfolio with low relative volatility of returns. To achieve this investment objective, the portfolio will invest in a universe of U.S. and foreign debt securities maturing in five years or less. These debt securities may include U.S. government securities, U.S. corporate securities and fixed income instruments of foreign governments, foreign corporations and supranational organizations (e.g., the World Bank) all of which are considered investment grade at the time of purchase. The portfolio hedges foreign currency risks.	Dimensional Fund Advisors LP
DFA VA Global Moderate Allocation Option	DFA VA Global Moderate Allocation Portfolio

Total return consisting of capital appreciation and current income. To achieve its investment objective, the Portfolio, under normal circumstances, purchases shares of the Underlying Funds to achieve a moderate allocation to global equity securities. Generally a moderate allocation to global equity securities is achieved by investing approximately 50% to 70% of the Portfolio’s assets in Equity Underlying Funds as identified in the fund’s

Dimensional Fund Advisors LP

prospectus and 30% to 50% of its assets in Fixed Income Underlying Funds as identified in the fund’s prospectus. The Advisor of the Portfolio may add or remove Underlying Funds from time to time without notifying shareholders.
Money Market Option	Money Market	As high a level of current income as is consistent with the preservation of capital and maintenance of liquidity.

You will find detailed information about the underlying funds and their inherent risks in the current prospectuses for the underlying funds. Since each fund has varying degrees of risk, please read the prospectuses carefully. There is no assurance that any of the underlying funds will meet its investment objectives. Copies of the fund prospectuses may be obtained by contacting us at the address or telephone number provided on the first page of this prospectus.

Portfolio Management of the Separate Account

A portfolio management committee of PVA will carry out its responsibilities with respect to the Separate Account. This committee will periodically review information about the underlying funds and may recommend changes in or additions to the underlying funds to the Separate Account’s Board of Managers. As a result of these reviews, PVA may recommend that the Board of Managers remove an underlying fund or restrict allocation of additional premium payments to an underlying fund if it determines the underlying fund no longer meets one or more of the criteria and/or if the underlying fund has not attracted significant Contract Owner assets. In addition, if any of the underlying funds become unavailable for allocating premium payments, or if PVA believes that further investment in an underlying fund is inappropriate for the purposes of the Contract, PVA may recommend that a substitution be undertaken with respect to the underlying fund. Additionally, PVA may recommend to PHL Variable that it exercise its right to combine the Separate Account into another Separate Account or reorganize the Separate Account as a mutual fund. PVA and PHL Variable will seek any regulatory approvals necessary for any change and will provide Contract Owners with notice of any change as required by law. Regardless of any changes in the particular investment options, unless the Board of Managers determines that a particular type of investment option is no longer appropriate for the purpose of the product and the Separate Account or a comparable fund is not available, the Separate Account will offer investment options comparable to those offered when a Contract was purchased. Additionally, if required by an Order of Exemption issued by the SEC, the Separate Account will make available an additional investment option with an investment objective comparable to that of a previously offered investment option that changed its investment objective without shareholder vote.

Portfolio Management of the Underlying Funds

As described above, each investment option of the Separate Account invests exclusively in shares of a corresponding underlying fund. The underlying funds are advised by their investment advisors and each investment advisor employs portfolio managers who are responsible for the day-to-day investment decisions and management of the underlying funds. The portfolio management of each fund is described in the fund’s prospectus.

Administrative and Support Service Fees

The Company and the principal underwriter for the Contracts will have entered into an agreement with the DFA Investment Dimensions Group Inc. (with respect to the DFA VA Moderate Allocation Portfolio), DFA, and DFA Securities LLC for certain shareholder services provided by PHL Variable to the shareholders of the DFA VA Global Moderate Allocation Portfolio. We have also entered into agreements with                      for shareholder services provided by PHL Variable to                     . These agreements compensate the Company for providing certain administrative or other support services to shareholders of the underlying funds.

Generally, proceeds of these payments may be used for any corporate purpose, including payment of expenses that PHL Variable incurs in issuing, distributing and administering the Contracts, however, the fees paid by the underlying funds are for shareholder services and not for distribution services. These payments are a factor in the determination of which funds will be offered in the product. These payments are negotiated with each underlying fund and may vary by fund. They may be significant and the Company and its affiliates may profit from them. Currently, the maximum amount of any payment by a fund under this Contract is 0.10% on an annual basis of the average daily net assets of the funds attributable to this Contract.

GIA

In addition to the Separate Account, you may allocate premiums or transfer values to the GIA, subject to state insurance department approval. Amounts you allocate or transfer to the GIA become part of our general account assets and are not insulated from the claims of our general creditors. You do not share in the investment experience of the general account. Rather, we guarantee a minimum rate of return on the allocated amount, as provided under the terms of your Contract. Although we are not obligated to credit interest at a higher rate than the minimum, we may credit interest at a higher rate than the Minimum Guaranteed Interest Rate for new and existing deposits.

The Minimum Guaranteed Interest Rate will equal the statutory required minimum interest rate under applicable state insurance law where the contract is delivered (generally between 1% and 3% annually).

We reserve the right to limit total deposits to the GIA, including transfers, to no more than $250,000 during any one-week period per contract. (See “GIA Deposits and Transfers” later in this prospectus.)

The GIA is currently not available for Contracts issued in Ohio, Pennsylvania, and Washington.

PHL Variable’s General Account

The general account supports all insurance and annuity obligations of the Company and is made up of all of its general assets other than those allocated to any separate account. The Longevity Credits and interest on the GIA are paid from our general account and premium payments allocated to the GIA are placed in the general account. Additionally, the Contracts currently offer only fixed annuity payment options. Unless we make other options available in the future, should you choose to annuitize your Contingent Account Value after the Deferral Period ends, annuity payments will be made from our general account. All amounts payable from our general account are subject to our long-term ability to make such payments. Investors should look to the financial strength of a company as a measure of its claims-paying ability.

Under Connecticut law, insurance companies are required to hold a specified amount of reserves in order to meet the contractual obligations of their general accounts to contract owners. State insurance regulators also require insurance companies to maintain a minimum amount of capital, which acts as a cushion in the event that the insurer suffers a financial impairment, based on the inherent risks in the insurer’s operations. These risks include those associated with losses an insurer could incur as of result of its own investment of its general account assets, which could include bonds, mortgages, general real estate investments Useful information about the Company’s financial strength, including information on our general account portfolio of investments, may be found on our website located under “About Us”/”Financial Overview” along with information on ratings assigned to us by one or more independent rating organizations. Additionally, the consolidated financial statements and financial schedules from the Company’s Annual Report on Form 10-K for the year ended December 31,      and any applicable amendments, may also be found on our website, www.phoenixwm.com, or a copy of any of the above referenced documents may be obtained for free by calling 1-800-541-0171.

THE CONTRACT

This prospectus describes the Phoenix Longevity EdgeSM Contract. The Contract is a deferred variable annuity contract that provides a value, called the Contingent Account Value, which may accumulate prior to the Contract’s Maturity Date as a result of the performance of the selected investment options and the application of Longevity Credits as provided by the Contract. During the Contract’s Deferral Period, this value is not accessible by withdrawals, surrenders or otherwise. In the Post-Deferral Period, the Contingent Account Value becomes a cash value that can be retained in the Contract to continue to be credited with the investment experience of the selected investment option(s), is available for withdrawals or surrender, or can be applied to an Annuity Payment Option. Like other deferred variable annuities, the Contract provides for allocation of premium among investment options and the GIA and a contract value that may increase or decrease in value in accordance with the investment performance of the selected underlying funds and interest credited by the GIA. However, the Contract is a special purpose investment intended to help protect against longevity risk; that is, the risk of outliving one’s assets. To this end, the Contract provides the opportunity for enhanced accumulation through the availability of “Longevity Credits”, described below, and minimal Contract fees or charges. During the Deferral Period the Contract Owner has no access to the Contingent Account Value and there is no death benefit or other amount payable under the Contract, unless the Contact has the Deferral Period Death Benefit Rider attached, in which case a death benefit is payable upon the death of the Annuitant or surviving Joint Annuitant, as applicable. If the Contract is issued as an IRA, the Owner may elect a payment of an amount each calendar year equal to the RMD applicable to the Contract.

The following chart shows important differences between the Contract and other traditional deferred variable annuity contracts.

Product Feature	Phoenix Longevity Edge	Traditional Variable Annuity
Insulated Separate Account* prior to annuitization	Yes	Yes
Longevity Credits	Yes	No
Mortality and Expense Risk Charges	No	Yes
Cash Value	No during Deferral Period Yes after Deferral Period	Yes
Death Benefit	No during Deferral Period** Yes after Deferral Period	Yes
Withdrawals	No during Deferral Period*** Yes after Deferral Period	Yes
Underlying Mutual Funds	Yes	Yes
Annuity Payment Options	Yes – fixed options only	Yes – fixed and variable options
Contract Owner Chooses Premium and Contract Value Allocations	Yes	Yes

*For premium allocated to the Separate Account. Any assets in the GIA are part of PHL Variable’s general account.

**For an additional charge, you may purchase a Deferral Period Death Benefit Rider to provide a death benefit during the Deferral Period on death of the Annuitant or surviving Joint Annuitant. No amount is available upon death of the Owner during the Deferral Period.

***Owners of Contracts used in IRAs may elect to withdraw the RMDs related to this Contract during the Deferral Period.

Purchase of Contracts and Contract Elections

A person or entity eligible to purchase the Contract under our rules may apply to purchase a Contract by properly completing our required application or enrollment form and submitting at least the minimum initial premium payment of $10,000 to our administrative office. Purchase of the Contract is restricted to certain types of Owners and Annuitants as described below and in Appendix B to this prospectus.

The Owner of the Contract is the person or persons designated as the “Owner” on the Contract schedule pages, unless subsequently changed. The Owner is the person, persons, or entity with sole and absolute power to exercise all rights and privileges provided to the Owner under the Contract. An Owner of a Contract may be one of the following: (1) the Annuitant, (2) a non-grantor trust for the benefit of a natural person(s), or (3) the spouse of the Annuitant. If there are two Owners, then the Owners must be either (1) each other’s spouse under Federal law or (2) a non-grantor trust for the benefit of a natural person(s). The minimum age of the proposed owner for a Contract is the age of majority in the state where the Contract is being purchased, unless a guardian purchases on behalf of a minor. The Contract Owner may authorize PHL Variable to accept instructions about the Contract from his representative by providing a Power of Attorney or other authorization on the form we require.

The Annuitant is the natural person or persons designated as the “Annuitant” on the Contract schedule pages, and on whose life (or lives) Contract benefits are based. The Contract requires either a single Annuitant or two Joint Annuitants depending on the coverage option elected. Generally, the Annuitant or Joint Annuitants, as applicable, must be between ages 40 and 80 at the time the Contract is purchased.

At the time of purchase, the purchaser must make elections, some of which cannot be changed after the Contract is issued.

❖

The purchaser must select a Coverage Option of either the Individual Longevity Solution, based on the life of one Annuitant, or the Joint Longevity Solution, based on the lives of two Annuitants. The Coverage Option cannot be changed after the Contract is issued and the named Annuitant(s) can only be changed upon the election of an Annuity Payment Option under certain circumstances described in the Contract.

❖

The purchaser must select a Deferral Period of at least ten (10) years and generally not more than thirty (30) years. The Deferral Period may not end prior to the contract anniversary following the Annuitant’s or younger Joint Annuitant’s 70th birthday, or later than the Annuitant’s or older Joint Annuitant’s 90th birthday. The election of Deferral Period cannot be changed after the Contract is issued. Additionally, the Deferral Period cannot extend past the Maturity Date which is the later of (a) ten years following the date the Contract is issued or (b) the Contract Anniversary nearest the Annuitant’s or, younger Joint Annuitant’s 105th birthday. The Deferral Period ends on the Contract Anniversary that ends the selected term of years.

¡	For example, if a Contract is issued on January 12, 2012 and a 20-year Deferral Period is selected, the Deferral Period ends on January 12, 2032.

❖	The purchaser must name a Contract Beneficiary to receive the death benefit proceeds, if any,

¡	Upon death of the Annuitant or Surviving Annuitant during the Deferral Period if the Deferral Period Death Benefit Rider is attached to the Contract; or

¡	Upon death of the Owner during the Post-Deferral Period

The Contract Beneficiary may be changed while the Contract is in effect by completing our form and returning it to us at our administrative office.

When the Contract is issued, the Contract Date will be shown on the Contract schedule pages and is the date from which Contract Years and Contract Anniversaries are measured.

All requests for information about and transactions regarding the Contract must be made to our Annuity Operations Division at the address and phone number shown on the first page of this prospectus. Requests for transactions or changes to the Contract must be made on any form we require, must be complete and, if necessary, properly signed in order for us to consider them in good order.

Use of Proceeds-Crediting and Pricing of Premium Payments

When premium payments are applied to the Contract they purchase accumulation units of the Separate Account investment options or are allocated to the GIA as selected by the owner in accordance with the most recent allocations on file for the Contract. The initial payment will be applied within two business days of our receipt if the application or enrollment form for a Contract in is good order. If an improperly completed or incomplete application or enrollment form is corrected within five business days of receipt by our Annuity Operations Division, the payment will be applied within two business days of the correction. If our Annuity Operations Division does not accept the application within five business days or if an order form is not completed within five business days of receipt by our Annuity Operations Division, then the payment will be immediately returned. You may request us to hold your premium payment after the five day period while the forms are completed. In that event, we will hold the premium in a non-interest bearing suspense account and will apply the premium payment within two business days of completing all outstanding requirements.

Subsequent premium payments may be made at any time while the Contract is in effect, except during the “Premium Restriction Period”, which is currently the seven Contract Years prior to the end of the Deferral Period and is shown on your Contract schedule pages. Generally, we will not accept any single premium of more than $1,000,000 or any premium which along with others applied to the Contract will exceed $5,000,000. Additional premium payments are credited to the investment options at the Accumulation Unit Values next determined after the receipt of the payment at our Annuity Operations Division. Additional premium allocated to the GIA is deposited in the GIA on the date of its receipt at our Annuity Operations Division.

Changes in the allocation of premium payments will be effective as of receipt by our Annuity Operations Division of a change request form in good order and will apply to any premium payments accompanying that form or made subsequent to our receipt of the form.

Determination of the Contingent Account Value

On any Business Day, the Contract’s Contingent Account Value is the sum of the value in each investment option and the GIA attributable to the Contract. This value will vary depending on the investment performance of the investment options to which premium is allocated and interest credited by the GIA. To track Contingent Account Value in the Separate Account, we use a unit of measure called an Accumulation Unit. Every Business Day we determine the value of an Accumulation Unit for each investment option of the Separate Account. Changes in the Accumulation Unit Value reflect the investment performance of the underlying fund. The value of an Accumulation Unit may go up or down from Business Day to Business Day.

All transactions involving some or all of the Contingent Account Value of your Contract are made through additions and/or cancellations of Accumulation Units at the value of those units determined for the Business Day on which we receive your request for the transaction or a scheduled transaction occurs. We calculate the value of an Accumulation Unit for each investment option of the Separate Account after the New York Stock Exchange closes each Business Day. Any change in the Accumulation Unit Value will be reflected in your Contingent Account Value.

For example, if we receive a subsequent premium payment in good order prior to the close of the New York Stock Exchange, we will credit the Contract with Accumulation Units equivalent to the amount of the premium payment allocated to the investment options of the Separate Account and with the amount of the premium payment allocated to the GIA, if any. We determine the number of Accumulation Units to credit by dividing the amount of the premium payment allocated to an investment option of the Separate Account by the value of the Accumulation Unit for that investment option as of the close of the New York Stock Exchange that Business Day.

A detailed description of the method used to calculate Accumulation Unit Values is included in the Statement of Additional Information.

Charges and Deductions

❖	Deferral Period Contract Charges. During the Deferral Period, we may, but currently do not charge $25.00 per transfer for each transfer in excess of twelve (12) in any Contract Year. If applied, this charge would be deducted from the investment option(s) from which the transfer is requested on a pro rata basis from each such investment option. Other than this potential charge, PHL Variable does not assess any charges for the Contract during the Deferral Period.

❖	Optional Benefit Charge. When you apply for the Contract, you may elect an optional rider to provide a death benefit upon death of the Annuitant(s) during the Deferral Period. If this Deferral Period Death Benefit Rider is attached to your Contract, we assess a charge for this rider equal to a maximum of [1.00%] of the Contingent Account Value on the Contract Date and then on each Contract Anniversary. The amount of this charge will be taken from each investment option in which the Contract has Contingent Account Value and the GIA on a pro rata basis. This charge is taken in advance and we will not refund any charge taken when the Contract is terminated for any reason.

❖

During the Post-Deferral Period, we may charge an administrative fee of $50.00 per Contract Year. If then applied, this charge will be deducted in arrears on each Contract Anniversary following the end of the Deferral Period and will be taken from each investment option in which the Contract has Contingent Account Value and the GIA on a pro rata basis. We also continue to have the right to charge a transfer charge of $25 for each transfer after the 12th transfer in a Contract Year.

❖	Fund fees and expenses. The underlying funds have investment management and other fees and expenses that reduce the net asset value of the shares purchased by the investment options. These fees and expenses are borne indirectly by Contract Owners while Contingent Account Value is held in the investment options both during and after the Deferral Period.

Tax

Tax is considered to be any tax charged by a state or municipality on premium payments, whether or not characterized as premium payment tax (or premium tax). It is also other state or local taxes imposed or any other governmental fees which may be required based on the laws of the state or municipality of delivery, the owner’s state or municipality of residence on the contract date. Taxes on premium payments currently range from 0% to 3.5% (the amount of state premium payment tax, if any, will vary from state to state), depending on the state. We will pay any tax due and will only reimburse ourselves from the Contingent Account Value or Cash Value following the remittance to the applicable state. For a list of states and taxes, see “Appendix A.”

We reserve the right, when calculating unit values, to deduct a credit or fee with respect to any taxes we have paid or reserved for during the Business Period that we determine to be attributable to the operation of a fund. No federal income taxes are applicable under present law and we are not presently making any such deduction; however, should a federal income or premium tax become required, we reserve the right to deduct the applicable amount from the premium or Contingent Account Value.

Longevity Credits

The Contract provides potential for greater accumulation during the Deferral Period. PHL Variable will add a Longevity Credit to the Contingent Account Value on each Contract Anniversary up to and including the Contract Anniversary coinciding with the end of the Deferral Period, also called the Deferral Period End Date. To receive a Longevity Credit, the Annuitant, or in the case of the Joint Longevity Solution, at least one of the Joint Annuitants, must be alive on the Contract Anniversary. Payment of the Longevity Credits in accordance with the terms of your Contract is an obligation of PHL Variable.

The amount of the Longevity Credit on any Contract Anniversary is determined by multiplying a specified percentage by the Contingent Account Value on that date. The applicable Longevity Credit Percentages are specified in the Contract schedule pages, will be specific to each Contract, and will not change after the Contract has been issued. The Longevity Credit Percentages are determined based on the age(s) and gender(s) of the Annuitant(s) and the length of the Deferral Period selected. The Longevity Credit Percentages are lower for Contracts with the Deferral Period Death Benefit Rider than for Contracts that do not include this rider.

If the optional Deferral Period Death Benefit Rider is selected, each Longevity Credit Percentage is reduced by the same percentage as is applied to the Contingent Account Value to calculate the death benefit provided by the rider. For example, if the optional Deferral Period Death Benefit Rider is a part of the Contract, and the rider provides a death benefit of 25% of the Contingent Account Value, subject to its other terms, the Longevity Credit Percentages applicable to the Contract will be 25% less than they would have been if the rider was not a part of the Contract. If the Longevity Credit Percentage for a given Contract Year was 2.00% in the absence of the rider, it will be 1.50% with the rider included (a 25% reduction). See “Death Benefit during the Deferral Period-Deferral Period Death Benefit Rider” below for additional details about this rider.

Since the Contingent Account Value will vary in accordance with the performance of the funds underlying the selected investment options, if the value of these underlying funds decreases, the Contingent Account Value could decrease from one year to the next or even be reduced to zero despite the application of Longevity Credits to the Contract.

Hypothetical Examples of the Potential Effect of Longevity Credits

The examples below show the increase in Contingent Account Value for Deferral Periods of particular lengths. These examples assume

❖	the Contract is an Individual Longevity Solution and the Annuitant is alive at the end of the Deferral Period;

❖	the selected investment options have a net rate of return of 8% in Table 1 and a net rate of return of 0% in Table 2;

❖	the initial premium payment for the Contract was $100,000 and no further payments were made during the Deferral Period.

For example, as shown below, the increase to Contingent Account Value due to Longevity Credits for a 65-year old male Annuitant with a 20-year Deferral Period is $251,450 in Table 1 at a net rate of return of 8% and $53,948 in Table 2 at a net rate of return of 0%. In each case, the enhanced accumulation from the Longevity Credits increases the Contingent Account Value by 54% over the increase in that value from the performance of the investment options alone. These examples are calculated based on our current Longevity Credit Percentages which we can change for new Contracts. Any such change would be made on a uniform and non-discriminatory basis.

Hypothetical Examples-Table 1

Annuitant gender, age, and length of deferral period	Contingent Account Value at beginning of Deferral Period (assumes premium paid at issue)	Contingent Account Value at end of Deferral Period without Longevity Credits	Contingent Account Value at end of Deferral Period with Longevity Credits	Change in Contingent Account Value resulting from Longevity Credits	Percentage change in Contingent Account Value resulting from Longevity Credits
Male, 55, 15 years	$100,000 in all	$ 317,217	$ 343,244	$26,027	8%
Male, 55, 20 years	examples	$ 466,096	$ 545,884	$79,788	17%
Male, 55, 25 years		$ 684,848	$ 904,860	$220,012	32%
Male, 55, 30 years		$1,006,266	$1,639,859	$633,593	63%

Female, 55, 15 years	$100,000 in all	$ 317,217	$ 332,352	$15,136	5%
Female, 55, 20 years	examples	$ 466,096	$ 510,792	$44,696	10%
Female, 55, 25 years		$ 684,848	$ 801,086	$125,239	18%
Female, 55, 30 years		$1,006,266	$1,380,291	$374,025	37%

Male, 65, 15 years	$100,000 in all	$ 317,217	$ 394,664	$77,447	24%
Male, 65, 20 years	examples	$ 466,096	$ 717,546	$251,450	54%
Male, 65, 25 years		$ 684,848	$1,439,951	$755,104	110%

Female, 65, 15 years	$100,000 in all	$ 317,217	$ 362,194	$44,977	14%
Female, 65, 20 years	examples	$ 466,096	$ 617,999	$151,904	33%
Female, 65, 25 years		$ 684,848	$1,169,541	$484,694	71%

Male, 75, 15 years	$100,000	$ 317,217	$ 567,932	$250,715	79%

Female, 75, 15 years	$100,000	$ 317,217	$ 489,890	$172,673	54%

Hypothetical Examples-Table 2

Annuitant gender, age, and length of deferral period	Contingent Account Value at beginning of Deferral Period (assumes premium paid at issue)	Contingent Account Value at end of Deferral Period without Longevity Credits	Contingent Account Value at end of Deferral Period with Longevity Credits	Change in Contingent Account Value resulting from Longevity Credits	Percentage change in Contingent Account Value resulting from Longevity Credits
Male, 55, 15 years	$100,000 in all	$100,000	$108,205	$8,205	8%
Male, 55, 20 years	examples	$100,000	$117,118	$17,118	17%
Male, 55, 25 years		$100,000	$132,126	$32,126	32%
Male, 55, 30 years		$100,000	$162,965	$62,965	63%

Female, 55, 15 years	$100,000 in all	$100,000	$104,771	$4,771	5%
Female, 55, 20 years	examples	$100,000	$109,589	$9,589	10%
Female, 55, 25 years		$100,000	$118,287	$18,287	18%
Female, 55, 30 years		$100,000	$137,170	$37,170	37%

Male, 65, 15 years	$100,000 in all	$100,000	$124,415	$24,415	24%
Male, 65, 20 years	examples	$100,000	$153,948	$53,948	54%
Male, 65, 25 years		$100,000	$210,259	$110,259	110%

Female, 65, 15 years	$100,000 in all	$100,000	$114,179	$14,179	14%
Female, 65, 20 years	examples	$100,000	$132,591	$32,591	33%
Female, 65, 25 years		$100,000	$170,774	$70,774	71%

Male, 75, 15 years	$100,000	$100,000	$179,036	$79,036	79%

Female, 75, 15 years	$100,000	$100,000	$154,434	$54,434	54%

Surrenders and Withdrawals

During the Deferral Period, the Contract Owner may not take a withdrawal from or surrender the Contract. For Contracts issued as or in connection with IRAs, the Owner may receive a payment from the Contingent Account Value in the amount of the RMD for the current calendar year despite the fact that the Contract is in the Deferral Period. An RMD so taken will reduce the Contingent Account Value by the amount of the payment.

During the Post-Deferral Period, the Contingent Account Value is a Cash Value that is available for withdrawals and surrenders. A withdrawal will reduce the Contingent Account Value by the amount of the withdrawal. A surrender will result in payment of the entire Contingent Account Value to the Owner and termination of the Contract.

Any request for a withdrawal or surrender must be made on the administrative forms we require and must provide any tax withholding information we reasonably request. PHL Variable will process a request for a withdrawal or surrender at the accumulation unit value next determined following receipt by our Annuity Operations Division of the proper form in good order. Unless you elect otherwise, withdrawals and surrenders will be take pro rata from the investment options in which your Contract has value and the GIA, if applicable.

Death Benefit

During the Deferral Period there is no death benefit under the Contract unless the optional Deferral Period Death Benefit Rider is purchased for the Contract at the time of enrollment.

¡	The Deferral Period Death Benefit Rider provides a death benefit payable upon the Annuitant’s or surviving Joint Annuitant’s death, as applicable, prior to the Deferral Period End Date.

¡	During the Post-Deferral Period, the Contingent Account Value is available as a death benefit upon the Owner’s death.

These death benefits are further described below.

Certain federal income tax requirements apply to distributions at the death of an annuity owner. See “Federal Income Taxes” below.

❖	Death Benefit during the Deferral Period – Deferral Period Death Benefit Rider

You may purchase the optional Deferral Period Death Benefit Rider at the time you purchase the Contract. This rider can only be purchased at the time the Contract is purchased and, once issued, cannot be canceled. For a separate charge, this rider provides a death benefit payable upon the death of the Annuitant or surviving Joint Annuitant, as applicable, during the Deferral Period. The amount of this Deferral Period Death Benefit is a maximum of 25% of Contingent Account Value as of the date we receive proof of the Annuitant’s (or, in the case of a joint Contract, the Surviving Annuitant’s) death during the Deferral Period and a payment request in good order.

If you select the rider for your Contract, you also elect the percentage of the Contingent Account Value to be available as the Deferral Period Death Benefit in increments of 5% up to a maximum percentage of 25%. If this rider is a part of your Contract, all Longevity Credit Percentages will be reduced by the same percentage as the percentage applied to the Contingent Account Value to determine the death benefit.

For example, if the Deferral Period Death Benefit rider is a part of the Contract, and the rider provides a death benefit of 25% of the Contingent Account Value, subject to its other terms, the Longevity Credit Percentages applicable to the Contract will be 25% less than they would have been if the rider was not a part of the Contract. If the Longevity Credit Percentage for a given Contract Year was 2.00% in the absence of the rider, it will be 1.50% with the rider included (a 25% reduction).

We charge a maximum of [1.00%] of Contingent Account Value on an annual basis for this rider. The charge is assessed in advance beginning on the Contract Date and then on each Contract Anniversary thereafter during the Deferral Period while at least one Annuitant is alive and the rider is inforce. The charge is not assessed once the Deferral Period has ended. We will assess the charge proportionally with your Contingent Account Value allocated to the investment options and the GIA each bearing a proportionate amount of the charge. We do not refund any portion of this charge if the Contract or rider terminates during a Contract Year.

The Deferral Period Death Benefit Rider terminates and no death benefit under the rider is payable

¡	if the Contingent Account Value goes to zero on or prior to the date of the Annuitant’s or surviving Joint Annuitant’s death; or

¡	when the Deferral Period End Date is reached.

❖	Death Benefit on and after Deferral Period End Date

During the Post-Deferral Period, the Contingent Account Value, calculated and payable as described below, is available as a death benefit upon the Owner’s death.

❖	Calculation and Payment of any Death Benefit

The Contingent Account Value for purposes of calculating any death benefit will be determined as of the Business Day we receive due proof of death and an election for the payment method. The death benefit amount remains in the selected investment options until distribution of the death benefit begins. Accordingly, any death benefit amount provided by the optional Deferral Period Death Benefit Rider during the Deferral Period and the death benefit amount provided under the Contract in the Post-Deferral Period is subject to the investment risk associated with the selected investment options until that amount is distributed to the beneficiary or is applied to an Annuity Payment Option.

❖	Retained Asset Account

Death benefit proceeds will be payable in a single lump sum. At the time of payment you may elect to have the full death benefit amount sent to you. If you do not elect a single lump sum, the proceeds of the death benefit will be applied to a retained asset account, the Phoenix Concierge Account (“PCA”), an interest bearing draft account with check writing privileges. If you do not affirmatively elect to have the full death benefit amount sent to you, the PCA will become default method of payment when the death claim is greater than or equal to $5,000 and the beneficiary is an individual, trust or estate. The PCA is generally not offered to corporations or similar entities. You may opt out of the PCA at any time by writing a check from the PCA for the full amount of your balance or by calling our Annuity Service Center. A supplementary contract may be issued when death benefit proceeds are paid through the PCA.

The PCA is part of our general account. It is not a checking or bank account and is not insured by the FDIC, NCUSIF, or any other state or federal agency which insures deposits. No additional amounts aside from the death benefit may be deposited into the PCA. As part of our general account, it is subject to the claims of our creditors. We may receive a financial benefit from earnings on amounts left in the PCA. The guarantee of principal is based on the claims-paying ability of the Company and principal is covered by the state guarantee association. Interest paid on amounts in the PCA is taxable as ordinary income in the year such interest is credited.

Termination of the Contract

During the Deferral Period, the Contract terminates without value on the earliest of the following dates:

❖	The date of death of the Annuitant or the surviving Joint Annuitant, as applicable; or

❖	The date the Contingent Account Value reduces to zero; or

❖	In the event that the Owner is a natural person who is not the Annuitant or surviving Joint Annuitant, the Contract terminates without the value on the death of the Owner.

During the Post-Deferral Period, the Contract terminates without value on the earlier of the following dates:

❖	The date of Contract is surrendered; or

❖	The date the Continuant Account Value reduces to zero, including when paid as a death benefit upon death of the Owner (or if contract is owned by a non-natural person, death of the primary annuitant).

Additionally, the Contract terminates when the Owner elects an Annuity Payment Option or, in the absence of an election by the Owner, on the Contract’s Maturity Date as shown on the Contract schedule pages. At that time, the Contingent Account Value is applied to an Annuity Payment Option as elected by the Owner or, if no election has been made, to the default Annuity Payment Option then in effect. For details, see Annuity Payment Options below.

OPTIONAL INVESTMENT PROGRAMS

Prior to the Contract’s Maturity Date, the Owner can participate in one of the optional investment programs we offer for use with the Contract. The Owner may elect a program by completing the administrative form we require and returning it to our Annuity Operations Division. Currently, we offer Dollar Cost Averaging and Asset Rebalancing with the Contract. We do not count any transfers made in connection with these programs toward the twelve transfer limit after which we have the right to impose a transfer charge. We reserve the right to eliminate, suspend, or modify these programs.

Dollar Cost Averaging Program

The Dollar Cost Averaging Program allows you to systematically transfer a set amount of the initial premium payment from the                      Money Market Investment Option to the DFA VA Global Bond Investment Option, DFA VA Global Moderate Allocation Investment Option and the GIA on a monthly or quarterly basis as selected by you at the time the Contract is issued. This program is only available for the initial premium payment and in order to participate in this program, the entire initial premium payment must be allocated to the                      Money Market Investment Option. Under the program, a minimum amount of $25 monthly or $75 quarterly is transferred. If the value in the                      Money Market Investment Option drops below the amount to be transferred, the entire remaining balance will be transferred and no more systematic transfers will be processed. All transfers under the Dollar Cost Averaging Program will be executed on the basis of values as of the first of the month rather than on the basis of values next determined after receipt of the transfer request. If the first of the month falls on a holiday or weekend, then the transfer will be processed on the next succeeding Business Day. There is no charge for participating in this program.

The Dollar Cost Averaging does not ensure a profit nor guarantee against a loss in a declining market.

Asset Rebalancing Program

The Asset Rebalancing Program allows the Owner to specify the percentage levels to maintain in each investment option and the GIA. Under this program, we will automatically rebalance Contingent Account Value among the investment options and the GIA to maintain the selected allocation percentages. We will make these transfers monthly, quarterly, semi-annually or annually as you select. These transfers will occur on the date you specify (provided we receive the request in good order), unless the specified date falls on a holiday or weekend, in which case the transfers will occur on the next succeeding Business Day. The Owner may start or discontinue this program at any time by submitting a written request or by calling our Annuity Operations Division. There is no charge for participating in this program. This program cannot begin until the Dollar Cost Averaging Program, if elected, is completed.

The Asset Rebalancing Program does not ensure a profit nor guarantee against a loss in a declining market.

METHODS OF AND LIMITATIONS ON TRANSFERS OF VALUE

Prior to the Maturity Date of your Contract, you may elect to transfer all or any part of the Contingent Account Value among the investment options and the GIA. In addition to requesting transfers in writing, you may make transfers among the available investment options and the GIA and make changes to your premium payment allocations by calling us at 800/866-0753 between the hours of 8:30 a.m. and 4:00 p.m. Eastern Time on any Business Day. The Company may discontinue these transfer methods and may provide other methods at any time.

GIA Deposits and Transfers

We reserve the right to limit total deposits to the GIA, including transfers, to $250,000 per Contract during any one-week period. Prior to the Maturity Date, you may make transfers into or out of the GIA subject to the restrictions described in this section. The value of the amounts transferred will be determined as of the close of business on the New York Stock Exchange on the date we receive your transfer request in good order.

We reserve the right to require that a period of at least six months has elapsed between transfers from the GIA. Transfers from the GIA cannot exceed the Maximum GIA Transfer Amount shown in the Schedule Pages of your Contract.

Transfers from the GIA may also be subject to other rules as described throughout this prospectus. The GIA is available only prior to the Maturity Date of the Contract.

PHL Variable and 1851 Securities, Inc. (“1851 Securities”), our national distributor, will use reasonable procedures to confirm that transfer instructions are genuine. We require verification of account information and will record telephone instructions on tape. You will receive written confirmation of all transfers. PHL Variable and 1851 Securities may be liable for following unauthorized instructions if we fail to follow our established security procedures. However, you will bear the risk of a loss resulting from instructions entered by an unauthorized third party that PHL Variable and 1851 Securities reasonably believe to be genuine. We may modify or terminate your transfer and allocation privileges at any time. You may find it difficult to exercise these privileges during times of extreme market volatility. In such a case, you should submit your request in writing. A transfer from an investment option will result in the redemption of accumulation units and, if another investment option is selected, in the purchase of accumulation units. The exchange will be based on the values of the accumulation units next determined after the receipt by our Annuity Operations Division or transfer request in a form satisfactory to us or a properly completed telephone call. A transfer among investment options does not automatically change the payment allocation schedule of your contract.

Market Timing and Other Disruptive Trading

We discourage market timing activity, frequent transfers of contract value among investment options and other activity determined to be “Disruptive Trading”, as described below. Your ability to make transfers among investment options under the Contract is subject to modification if we determine, in our sole opinion, that your exercise of the transfer privilege constitutes “Disruptive Trading” that may disadvantage or potentially harm the rights or interests of other contract owners.

“Disruptive Trading” includes, but is not limited to: frequent purchases, redemptions and transfers; transfers into and then out of an investment option in a short period of time; and transfers of large amounts at one time. The risks and harmful effects of Disruptive Trading include:

•

dilution of the interests of long-term investors in a investment option, if market timers or others transfer into or out of the investment option rapidly in order to take advantage of market price fluctuations;

•

an adverse affect on portfolio management, as determined by portfolio management in its sole discretion, such as causing the underlying fund to maintain a higher level of cash than would otherwise be the case, or causing the underlying fund to liquidate investments prematurely; and

•	increased brokerage and administrative expenses.

To protect our Contract Owners and the underlying funds from Disruptive Trading, we have adopted certain policies and procedures.

Under our Disruptive Trading policy, we can modify your transfer privileges for some or all of the investment options. Modifications include, but are not limited to, not accepting a transfer request from you or from any person, asset allocation service, and/or market timing service made on your behalf. We may also limit the amount that may be transferred into or out of any investment option at any one time. Unless prohibited by the terms of your Contract, we may (but are not obligated to):

•	limit the dollar amount and frequency of transfers (e.g., prohibit more than one transfer a week, or more than two a month, etc.),

•

restrict the method of making a transfer (e.g., require that all transfers into a particular investment option be sent to our Annuity Operations Division by first class U.S. mail and/or rescind telephone or fax transfer privileges),

•	require a holding period for some investment options (e.g., prohibit transfers into a particular investment option within a specified period of time after a transfer out of that investment option),

•	implement and administer redemption fees imposed by one or more of the underlying funds, or

•	impose other limitations or restrictions.

Currently we attempt to detect Disruptive Trading by monitoring both the dollar amount of individual transfers and the frequency of a contract owner’s transfers. With respect to both dollar amount and frequency, we may consider an individual transfer alone or when combined with transfers from other policies owned by or under the control or influence of the same individual or entity. We monitor these transfers on an individual basis, rather than on a batch basis. We currently review transfer activity on a regular basis. We also consider any concerns brought to our attention by the managers of the underlying funds. We may change our monitoring procedures at any time without notice.

Because we reserve discretion in applying these policies, they may not be applied uniformly. However, we will to the best of our ability apply these policies uniformly. Consequently, there is a risk that some contract owners could engage in Disruptive Trading while others will bear the effects of their activity.

Currently we attempt to detect Disruptive Trading by monitoring activity for all policies. Possible Disruptive Trading activity may result in our sending a warning letter advising the owner of our concern. Regardless of whether a warning letter is sent, once we determine that Disruptive Trading activity has occurred, we may revoke the owner’s right to make transfers by certain methods. We will notify contract owners in writing (by mail to their address of record on file with us) if we limit their trading.

We have adopted these policies and procedures as a preventative measure to protect all contract owners from the potential affects of Disruptive Trading, while recognizing the need for contract holders to have available reasonable and convenient methods of making transfers that do not have the potential to harm other contract owners.

We currently do not make any exceptions to the policies and procedures discussed above to detect and deter Disruptive Trading. We may reinstate methods of making transfers after they are revoked, but we will not reinstate these privileges if we have reason to believe that they might be used thereafter for Disruptive Trading.

We cannot guarantee that our monitoring will be 100% successful in detecting and restricting all transfer activity that constitutes Disruptive Trading. Moreover, we cannot guarantee that revoking or limiting a contract owner’s methods of making transfers will successfully deter all Disruptive Trading. In addition, some of the underlying funds are available to insurance companies other than Phoenix and we do not know whether those other insurance companies have adopted any policies and procedures to detect and deter Disruptive Trading, or if so what those policies and procedures might be. Because we may not be able to detect or deter all Disruptive Trading and because some of these funds are available through other insurance companies, some contract owners may be treated differently than others, resulting in the risk that some contract owners could engage in Disruptive Trading while others will bear the effects of their activity.

Orders for the purchase of underlying fund shares are subject to acceptance by the relevant fund. Phoenix [will have] entered into information sharing agreements with the underlying funds of this variable product as required by Rule 22c-2 of the 1940 Act. The purpose of the information sharing is to provide information to the underlying funds so that they can monitor, warn, and restrict Contract Owners who may be engaging in disruptive trading practices as determined by the underlying funds. We reserve the right to reject, without prior notice, any transfer request into any investment option if the purchase of shares in the corresponding underlying fund is not accepted for any reason. We may, without prior notice, take whatever action we deem appropriate to comply with or take advantage of any state or federal regulatory requirement.

We do not include transfers made pursuant to the Dollar Cost Averaging, Asset Rebalancing or other similar programs when applying our Disruptive Trading policy.

ANNUITY PAYMENTS

Annuity payments will begin on the Contract’s Maturity Date if the Annuitant or the surviving Joint Annuitant, is alive and the Contract has not terminated, unless the Owner has elected otherwise. During the Post-Deferral Period, the Owner may select from among the Annuity Payment Options specified in the Contract, or other options or versions of the specified options we are then offering with the Contract. Currently, none of the Annuity Payment Options allows for continued investment in the Separate Account or through other variable options. As a result, at the Maturity Date, the Contract’s Contingent Account Value is transferred to the general account of PHL Variable. The annuity payments are obligations of PHL Variable and are subject to the Company’s claims paying ability.

An annuity payment option may not be elected during the Deferral Period. For Contracts issued in Florida, Contract Owners can elect a Maturity Date anytime after the first Contract Anniversary, however, the Contingent Account Value will be reduced by the dollar amount of any Longevity Credits previously applied to the Contract and only Annuity Payment Options B or D may be elected.

At the time the Owner selects an Annuity Payment Option, the Owner may also name an annuitant other than the Annuitant named at the time the Contract was purchased, as described below. If the Owner has died during the Post-Deferral Period and the beneficiary is permitted to elect an Annuity Payment Option under the Contract, the beneficiary can make the same elections as available to an Owner.

❖	If the Contract is an Individual Longevity Solution, the Owner can elect either a single life payment option or a joint life payment option. If a joint life payment option is selected, a Joint Annuitant must be named.

❖	If the Contract is a Joint Longevity Solution, and both Annuitants are alive, only a joint life payment option can be elected.

❖	If the Contract is a Joint Longevity Solution and only one Annuitant is alive, the Owner can elect either a single life payment option or a joint life payment option. If a joint life payment option is selected, a Joint Annuitant must be named.

If no election is made, then, on the Maturity Date, we will begin to pay a series of annuity payments to the Owner for a period of ten (10) years and as long thereafter as the Annuitant lives, or, in the case of a Joint Longevity Solution, until the death of the second Annuitant to die. After the first payment calculation date, you may not change the Annuity Payment Option. If the amount to be applied on the Maturity Date is less than $2,000, we may pay such amount in one lump sum in lieu of providing an annuity. If the initial monthly annuity payment under an Annuity Payment Option would be less than $20, we may make a single sum payment equal to the total Cash Value on the date the initial annuity payment would be payable, or make periodic annuity payments quarterly, semiannually or annually in place of monthly annuity payments.

The Contract is issued with guaranteed minimum annuity payment rates; however, if the current rate is higher, we will apply the higher rate which will provide the payee with higher payments. The annuity payment rate differs according to the Annuity Payment Option selected and the age of the Annuitant(s). The annuity payment rate is applied and will determine all annuity payments.

The level of annuity payments payable under the following options is based upon the option selected. In addition, such factors as the age at which annuity payments begin, the form of annuity, annuity payment rates and the frequency of annuity payments will affect the level of annuity payments. The longer the duration and more frequent the payments, the lower the annuity payment amount. Under options A, B, D, E and F, the applicable Annuity Payment Option rate used to determine the payment amount will not be less that the rate based on the 2000 Individual Annuity Mortality Table with a 10-year age setback and an interest rate of 2.5%. Under options G and H, the interest rate is 1.5%. The amount of the payment under any of the options below is equal to the Cash Value, less any applicable tax, divided by $1,000 and then multiplied by the applicable Annuity Payment Option rate.

The following are descriptions of the Annuity Payment Options available under the Contract. These descriptions should allow you to understand the basic differences between the options; however, you should contact our Annuity Operations Division well in advance of the date you wish to elect an option to obtain estimates of annuity payments under each option.

Option A—Life Annuity with Specified Period

A fixed payout annuity payable monthly while the Annuitant is living or, if later, the end of the specified period certain. The period certain may be specified as 5, 10, or 20 years. The period certain must be specified at the time this option is elected.

Option B—Non-Refund Life Annuity

A fixed payout annuity payable monthly while the Annuitant is living. No monthly payment, death benefit or refund is payable after the death of the Annuitant.

Option D—Joint and Survivor Life Annuity

A fixed payout annuity payable monthly while either the Annuitant or Joint Annuitant is living. You must designate the Joint Annuitant at the time you elect this option. The Joint Annuitant must be at least age 40 on the first payment calculation date.

Option E—Installment Refund Life Annuity

A fixed payout annuity payable monthly while the Annuitant is living. If the Annuitant dies before the annuity payments made under this option total an amount which refunds the entire amount applied under this option, we will make a lump sum payment equal to the entire amount applied under this option less the sum of payments already made.

Option F—Joint and Survivor Life Annuity with 10-Year Period Certain

A fixed payout annuity payable monthly while either the Annuitant or Joint Annuitant is living, or if later, the end of 10 years. You must designate the Joint Annuitant at the time you elect this option. The Joint Annuitant must be at least age 40 on the first payment calculation date.

Option G—Payments for Specified Period

A fixed payout annuity payable monthly over a specified period of time. Payments continue whether the Annuitant lives or dies. The specified period must be in whole numbers of years from 5 to 30, but cannot be greater than 100 minus the age of the Annuitant. However, if the beneficiary of any death benefits payable under this contract elects this payment option, the period selected by the beneficiary may not extend beyond the life expectancy of such beneficiary.

Option H—Payments of Specified Amount

Equal income installments of a specified amount are paid until the principal sum remaining under this option from the amount applied is less than the amount of the installment. When that happens, the principal sum remaining will be paid as a final payment. The amount specified must provide for payments for a period of at least 5 years.

Other Conditions- Federal income tax requirements provide that participants in IRAs begin receiving RMDs by April  1 of the year following the year in which they attain age 70 1/2. There are no RMDs for Roth IRAs.

Payment Upon Death After Maturity Date

If an Owner dies on or after the Maturity Date and there is no surviving Owner, any remaining certain period annuity payments will be paid to the beneficiary under the Annuity Payment Option in effect on the date of death. Generally, payments may not be deferred or otherwise extended. If there is a surviving Owner, the payments continue to that Owner as if there had been no death.

If the Annuitant or if the Joint Annuitants, die and are survived by any Owner(s), any remaining certain period annuity payments will be paid to such Owner(s). Payments will continue under the Annuity Payment Option in effect at the date of death and may not be deferred or otherwise extended.

MISCELLANEOUS CONTRACT PROVISONS

Assignment

The Contract cannot be assigned before the Deferral Period End Date. After the Deferral Period End Date, unless the Contract is issued in an IRA, the Owner may assign his interest in the Contract to a spouse or a non-grantor trust. This assignment may result in taxable income to the Owner. We will not be on notice of such an assignment unless we receive written notice of such assignment filed with our Annuity Operations Division. If the Contract is issued in an IRA, it is subject to assignment restrictions for federal income tax purposes. As a result of these restrictions, the Contract may not be assigned.

Payment Deferral

During the Post-Deferral Period, we will ordinarily make payment of the Contingent Account Value in a single sum upon a partial withdrawal or full surrender of the Contract within seven (7) days after receipt of the written request in good order by our Annuity Operations Division. However, we may postpone payment of the value of any accumulation units at times (a) when the NYSE is closed, other than customary weekend and holiday closings, (b) when trading on the NYSE is restricted, (c) when an emergency exists as a result of which disposal of securities in the series is not reasonably practicable or it is not reasonably practicable to determine the Contingent Account Value or (d) when a governmental body having jurisdiction over us by order permits such suspension. Applicable rules and regulations of the SEC will govern as to whether conditions described in (b), (c) or (d) exist.

Federal laws designed to counter terrorism and prevent money laundering might, in certain circumstances require us to block an Owner’s ability to make certain transactions and, as a result, we may refuse to accept requests for transfers, withdrawals, surrenders or death benefits, until we are so instructed by the appropriate regulator. We may also be required to provide additional information about you and your Contract to government regulators.

Amendments to Contracts

We reserve the right to amend the Contracts to conform to changes in language or interpretation of applicable federal or state law, including changes in the Code. Depending on the specific circumstances, these changes may need to be approved state insurance departments.

Reports to Contract Owners

At least annually, we will send the Owner a Statement of Account showing the Contingent Account Value, transaction information and other information required by law.

Voting Rights

All of the assets held in an available investment option will be invested in shares of a corresponding fund. We are the legal owner of those shares and as such have the right to vote to elect the Board of Trustees of the funds, to vote upon certain matters that are required by the 1940 Act to be approved or ratified by the shareholders of a mutual fund and to vote upon any other matter that may be voted upon at a shareholders’ meeting. However, we will pass these voting rights to you and will solicit your instructions under the procedure described below to the extent required by the 1940 Act. We will vote all of the shares we own on your behalf, in accordance with your instructions. We will vote the shares for which we do not receive instructions, and any other shares we own, in the same proportion as the shares for which we do receive instructions. This process may result in a small number of contract owners controlling the vote.

Additionally, you will own units of the Separate Account corresponding to the value of your Contract in the Separate Account. You will have the right to vote on matters that are required by the 1940 Act to be approved or ratified by the shareholders. No additional voting rights are provided under state law.

We will send you or, if permitted by law, make available electronically, proxy cards and material for voting Separate Account units, and instruction forms for pass through voting of underlying fund shares. In order to vote, you must complete the proxy form or instruction card and return it to us. You may also be able to vote your interest by telephone or over the Internet if such instructions are included in the proxy material.

Community and Marital Property States

For a Contract issued as an IRA, if the Owner resides in a community property or marital property state and has not named his or her spouse as the sole beneficiary, the spouse may need to consent to the non-spouse beneficiary designation. The Owner should consult with legal counsel regarding this designation. Should spousal consent be required, We will not be liable for any consequences resulting from the failure of the Owner to obtain proper consent.

FEDERAL INCOME TAXES

Introduction

Based on current guidance, the Contract is an annuity contract for all federal and state tax purposes. While we believe that this treatment is accurate and in accord with Code provisions, we can provide no assurance or guarantee that a taxing authority will not challenge this treatment. In addition, it is possible that legislation will be enacted or regulations will be promulgated in the future that will impact this Contract. You should consult with a tax advisor before purchasing the Contract.

The Contracts are designed for use with retirement plans, including non-qualified annuities as well as annuities issued as or in connection with Individual Retirement Accounts or Annuities (IRAs), including Roth IRAs, as defined in the Code. The ultimate impact of federal income taxes on the amounts held under a contract, premiums paid for the contract, payments received under the contract and on the economic benefits of the contract owner or policyholder, Annuitant or beneficiary depends on our income tax status and upon the income tax and employment status of the individual concerned.

The following discussion is general in nature and is not intended as individual tax advice. The income tax rules are complicated and this discussion is intended only to make you aware of the issues. Each person should consult an independent tax advisor. No attempt is made to consider any estate or inheritance taxes or any applicable state, local or other tax laws. Because this discussion is based upon our understanding of the federal income tax laws as they are currently interpreted, we cannot guarantee the income tax status of any contract either currently or in the future. No representation is made regarding the likelihood of continuation of the federal income tax laws or the current interpretations by the IRS. We do not guarantee the tax status of the contracts or any transactions involving the contracts either currently or in the future. From time to time, there are proposals in Congress that would impact the taxation of annuity contracts and IRAs; if enacted, these changes could be retroactive. We reserve the right to make changes to the Contract to assure that it continues to qualify as an annuity and/or IRA for federal income tax purposes. At this time, we do not have any specific information about any pending proposals that could affect this contract. For a discussion of federal income taxes as they relate to the funds, please see the fund prospectuses.

Note on Terminology. The Code uses the term “policyholder,” in describing the owner of an Annuity. This section will follow the Code terminology in describing specific provisions of the Code.

Income Tax Status

We are taxed as a life insurance company under the Code, as amended. For federal income tax purposes, neither the Separate Account nor the GIA is a separate entity from us and neither account will be taxed separately under the “regulated investment company” provisions (“Subchapter M”) of the Code.

Investment income and realized capital gains on the assets of the Separate Account are reinvested and taken into account in determining the value of the Separate Account and each Contract. No charge currently will be made to the Separate Account for our federal income taxes which may be attributable to the Separate Account. We reserve the right to make a deduction for taxes should they be imposed on us with respect to such items in the future. If imposed, such charge would be equal to the income taxes attributable to the investment results of the Separate Account.

Taxation of Annuities in General—Nonqualified Plans (not issued in connection with an IRA or Roth IRA)

Section 72 of the Code governs taxation of annuities. In general, a policyholder (contract owner) is not taxed on increases in the value of a contract until a distribution is made. However, in certain cases the increase in value may be subject to tax currently. See “Distribution-at-Death Rules,” “Contracts Owned by Non-Natural Persons,” “Owner Control” and “Diversification Standards” below.

Surrenders or Withdrawals Prior to the Contract Maturity Date

Code Section 72 provides that a withdrawal or surrender of the contract prior to the contract maturity date (or annuity starting date) will be treated as taxable income to the extent the amounts held under the contract exceeds the “investment in the contract.” The “investment in the contract” is that portion, if any, of purchase payments (premiums) by or on behalf of a contract owner under a contract that have not been excluded from the individual’s gross income; for this Contract, Longevity Credits are not included in the investment in the contract. The taxable portion is taxed as ordinary income in an amount equal to the value of the amount received in excess of the “investment in the contract” on account of a withdrawal or surrender of a contract. For purposes of this rule, a pledge, loan or assignment of a contract is treated as a payment received on account of a withdrawal from a contract. If there is a pledge during the Deferral Period, you will be treated for tax purposes as receiving a taxable distribution even though the contract does not provide for distributions during the Deferral Period.

Surrenders or Withdrawals On or After the Contract Maturity Date

Upon receipt of a lump sum payment under the Contract, the policyholder is taxed on the portion of the payment that exceeds the investment in the Contract. Ordinarily, such taxable portion is taxed as ordinary income.

For amounts received as an annuity, which are amounts payable at regular intervals over a period of more than one full year from the date on which they are deemed to begin, the taxable portion of each payment is determined by using a formula known as the “exclusion ratio,” which establishes the ratio that the investment in the Contract bears to the total expected amount of annuity payments for the term of the Contract. That ratio is then applied to each payment to determine the non-taxable portion of the payment. The remaining portion of each payment is taxed as ordinary income. For variable annuity payments (not currently available under the Contract), the taxable portion is determined by a formula that establishes a specific dollar amount of each payment that is not taxed. The dollar amount is determined by dividing the investment in the contract by the total number of expected periodic payments. The remaining portion of each payment is taxed as ordinary income.

Once the excludable portion of annuity payments equals the investment in the Contract, the balance of the annuity payments will be fully taxable.

Withholding of federal income taxes on all distributions may be required unless the policyholder properly elects not to have any amounts withheld and notifies our Annuity Operations Division of that election on the required forms and under the required certifications. Certain policyholders cannot make this election.

Partial Annuitization

If permitted by contract, the Code permits a policyholder to elect to designate only a portion of the annuity contract as paid as an amount received as an annuity. To qualify, the payments must be paid out over a period of 10 years or more. The portion so designated will be treated as a separate contract for annuity taxation purposes. For purposes of applying the rules for the calculation of the exclusion ratio for annuity distributions, the definitions of “investment in the contract,” “expected return,” and “annuity starting date”, and the provisions for the taxation of distributions from the annuity for amounts received before the contract maturity date, the investment in the contract will be allocated pro rata between each portion of the contract from which amounts are received as an annuity, and the portion of the contract from which amounts are not received as an annuity.

Penalty Tax on Certain Surrenders and Withdrawals

Amounts surrendered, withdrawn or distributed before the policyholder reaches age 59  1/2 are subject to a penalty tax equal to ten percent (10%) of the portion of such amount that is includable in gross income. However, the penalty tax will not apply to withdrawals: (i) made on or after the death of the policyholder (or where the policyholder is not an individual, the death of the “primary Annuitant,” defined as the individual the events in whose life are of primary importance in affecting the timing and amount of the payout under the contract); (ii) attributable to the taxpayer’s becoming totally disabled within the meaning of Code Section 72(m)(7); (iii) which are part of a series of substantially equal periodic payments made (not less frequently than annually) for the life (or life expectancy) of the taxpayer, or the joint lives (or joint life expectancies) of the taxpayer and his or her beneficiary; (iv) from certain qualified plans (such distributions may, however, be subject to a similar penalty under Code Section 72(t) relating to distributions from IRAs or qualified retirement plans and to a special penalty of 25% applicable specifically to SIMPLE IRAs or other special penalties applicable to Roth IRAs); (v) allocable to investment in the contract before August 14, 1982; (vi) under a qualified funding asset (as defined in Code Section 130(d)); (vii) under an immediate annuity contract (as defined in Code Section 72(u)(4)); or (viii) that are purchased by an employer on termination of certain types of qualified plans and which are held by the employer until the employee separates from service. Please note that future legislation or regulations may modify the conditions under which distributions may be received without tax penalty.

Separate tax withdrawal penalties apply to IRAs. See “Penalty Tax on Certain Surrenders and Withdrawals from IRAs.”

Additional Considerations

Distribution-at-Death Rules

For a policy issued other than in connection with an IRA, in order to be treated as an annuity contract for federal income tax purposes, a contract must provide the following two distribution rules: (a) if the policyholder dies on or after the contract maturity date, and before the entire interest in the contract has been distributed, the remainder of the policyholder’s interest will be distributed at least as rapidly as the method in effect on the policyholder’s death; and (b) if a policyholder dies before the contract maturity date, the policyholder’s entire interest generally must be distributed within five (5) years after the date of death or, if payable to a designated beneficiary, may be paid out over the life or life expectancy of that beneficiary and payments must begin within one (1) year after the policyholder’s date of death. If the beneficiary is the spouse of the policyholder, the contract (together with the deferral of tax on the accrued and future income thereunder) may be continued in the name of the spouse as policyholder.

If the primary Annuitant, which is not the policyholder, dies before the maturity date, the policyholder will become the Annuitant unless the policyholder appoints another Annuitant. With this Contract, the death of the Annuitant or both Joint Annuitants during the Deferral Period terminates the Contract. However, once the Deferral Period has ended, the normal rules concerning death of the Annuitant apply. If the policyholder is not an individual, the death of the primary Annuitant is treated as the death of the policyholder. In the case of Joint Annuitants, the primary Annuitant is the Surviving Annuitant.

When the policyholder is not an individual, a change in the primary Annuitant is treated as the death of the policyholder. In the case of non-spousal joint policyholders, distribution will be required at the earliest death of any of the policyholders.

If a policyholder dies on or after the maturity date, the remaining payments, if any, under the Annuity Payment Option will be made at least as rapidly as under the method of distribution in effect at the time of death.

Any death benefits paid under the contract are taxable to the beneficiary at ordinary rates to the extent amounts exceed investment in the contract. The rules governing the taxation of payments from an annuity contract, as discussed above, generally apply whether the death benefits are paid as lump sum or annuity payments. Estate taxes may also apply. Each beneficiary will need to select the death benefit option from among those set forth in the contract which are applicable to the named beneficiary. If an option is not selected, the death benefit, if any, will be paid pursuant to the default death benefit payment option set forth in the contract. No beneficiary will be defaulted to any spousal continuances option.

Transfer of Annuity Contracts

Transfers of ownership of nonqualified contracts for less than full and adequate consideration to the policyholder will trigger taxable income on the gain in the contract. This provision does not apply to transfers between spouses or transfers incident to a divorce.

Contracts Owned by Non-Natural Persons

If a non-natural person (for example, a corporation) holds the contract, the income on the contract is includable in income each year. The rule does not apply where the non-natural person is an agent for a natural person, such as a trust in which the beneficial owner is a natural person. The rule also does not apply where the annuity contract is acquired by the estate of a decedent.

Section 1035 Exchanges

Code Section 1035 provides, in general, that no gain or loss shall be recognized on the exchange of one annuity contract for another annuity or the exchange of one annuity contract for a long-term care contract. A replacement contract obtained in a tax-free exchange of contracts generally succeeds to the status of the surrendered contract. For nonqualified contracts, the contract proceeds must be transferred directly from one insurer to another insurer; they cannot be sent to the policyholder by the original insurer and then transmitted by the policyholder to the new insurer. Under this Contract, exchanges are not permitted during the Deferral Period. Numerous rules and procedures apply to Code Section1035 transactions. Policyholders contemplating exchanges should consult their tax and/or legal advisors.

Multiple Contracts

Code Section 72(e)(12)(A)(ii) provides that for purposes of determining the amount of any distribution under Code Section 72(e) (amounts not received as annuities) that is includable in gross income, all annuity contracts issued by the same insurer (or affiliate) to the same policyholder during any calendar year are to be aggregated and treated as one contract. Thus, any amount received under any such contract prior to the contract maturity date, such as a withdrawal, will be taxable (and possibly subject to the 10% penalty tax) to the extent of the combined income in all such contracts.

Additional Tax on Net Investment Income

In addition to income tax and any penalty tax, beginning for tax years after December 31, 2012, income from annuities may be included in the definition of “net investment income” for purposes of section 1411 of the Code and may be subject to an additional tax of 3.8 percent. Section 1411 applies to individual whose modified adjusted gross income exceeds the threshold amount. The threshold amount is $250,000 in the case of a joint return or surviving spouse, $125,000 in the case of a married individual filing a separate return, and $200,000 in any other case. The threshold amount is subject to modification. Further information regarding this additional tax may be forthcoming from the IRS prior to the effective date.

Diversification Standards

Diversification Regulations: Section 817(h) of the Code requires that all variable contracts be adequately diversified. Treasury regulations define the diversification requirements (“Diversification Regulations”) and generally permit these requirements to be satisfied using separate accounts with single series funds or series of a multi-series fund, each of which meets the requirements.

The regulations generally require that, on the last day of each calendar quarter, the total assets of each such fund or series be invested in no more than:

•	55% in any 1 investment

•	70% in any 2 investments

•	80% in any 3 investments

•	90% in any 4 investments

A “look-through” rule applies to treat a pro rata portion of each asset of a fund or series as an asset of the Separate Account, and each series of the fund and/or each series of a multi-series fund held by the Separate Account is tested for compliance with the percentage limitations. All securities of the same issuer are treated as a single investment. Each government agency or instrumentality is treated as a separate issuer for purposes of these limitations.

We intend to comply with the Diversification Regulations to assure that the Contracts continue to be treated as annuity contracts for federal income tax purposes.

Owner Control (Investor Control): The U.S. Treasury Department has indicated that the Diversification Regulations do not provide exclusive guidance regarding the circumstances in which policyholder control of the investments of the Separate Account will cause the policyholder to be treated as the owner of the assets of the Separate Account. It is also required that the insurance company and not the policyholder have control of the assets held in the separate accounts. A policyholder can allocate account values from one investment option to another but cannot direct the investments each fund makes. If a policyholder has too much “investor control” of the assets supporting the separate account funds, then the policyholder could be taxed on the gain in the contract as it is earned rather than when it is withdrawn.

The IRS issued formal guidance that indicates that if the number of underlying mutual funds available in a variable insurance product does not exceed 20, the number of underlying mutual funds alone would not cause the contract to not qualify for the desired tax treatment. This guidance also states that exceeding 20 investment options may be considered a factor, along with other factors, including the number of transfer opportunities available under the contract, when determining whether the contract qualifies for the desired tax treatment. The guidance did not indicate any specific number of underlying mutual funds that would cause the contract to not provide the desired tax treatment but stated that whether the owner of a variable contract is to be treated as the owner of the assets held by the insurance company under the contract will depend on all of the facts and circumstances.

The IRS guidance indicated that it was critical that there is no arrangement, plan, contract, or agreement between the policyholder and insurer regarding the availability of a particular investment option and, other than the policyholder’s right to allocate premium payments and transfer funds among the available investment options, all investment decisions concerning the investment options will be made by us or an advisor in its sole and absolute discretion. This Contract meets these criteria.

At this time, it cannot be determined whether additional IRS guidance will be provided on this issue and what standards may be contained in such guidance. Should there be additional rules or regulations on this issue, including any limiting the number of underlying funds, transfers between or among underlying funds, exchanges of underlying funds or changes in investment objectives of underlying mutual funds such that the contract would no longer qualify for tax deferred treatment. We reserve the right to modify the Contract to the extent required to maintain current tax treatment. Please note that this Contract currently offers a limited number of investment options; however, while the Contract permits us to add investment options, we believe that this fact alone does not impact the tax treatment of the Contract.

Taxation of Annuities in General—IRAs

Note: Unless otherwise specified, references to an IRA include Roth IRA.

The Contracts may be used with or as traditional IRA under Code Section 408 or a Roth IRA under Code Section 408A. The tax rules applicable to participants in IRAs vary according to the income of the policyholder as well as whether the policyholder or his/her spouse participates in a qualified plan. No attempt is made here to provide more than general information about the use of the contracts with an IRA. Participant loans are not allowed under IRAs. Additional details about the use of this Contract in an IRA or Roth IRA are provided in a Contract endorsement.

We reserve the right at any time to discontinue the availability of this contract for use with an IRA. Policyholders and beneficiaries are cautioned that the rights of any person to any benefits under an IRA are subject to the terms and conditions of state or federal provisions. Consequently, a named beneficiary designation or elected annuity payment option may be impacted by such provisions.

Tax on Certain Surrenders and Withdrawals

In the case of a withdrawal or payment under an IRA, a ratable portion of the amount received is taxable, generally based on the ratio of the policyholder’s after-tax cost basis to the total accrued benefit under the plan. For many IRAs, the contract owner will have no after-tax contributions and the entire amount received will be taxable. For Roth IRAs, if certain conditions are met regarding holding periods and age of the policyholder, lifetime withdrawals or payments are received without tax.

Section 72(t) of the Code imposes a 10% penalty tax on the taxable portion of any distribution from an IRA. These penalty taxes are in addition to any income tax due on the distribution. To the extent amounts distributed are not includable in gross income no tax penalty will be imposed.

The tax penalty will not apply to the following distributions: (a) if distribution is made on or after the date on which the policyholder or Annuitant (as applicable) reaches age 59 1/2; (b) distributions following the death of the policyholder or Annuitant (as applicable); (c) distributions attributable to the policyholder or Annuitant (as applicable) being disabled within the meaning of Section 72(m)(7) of the Code; (d) distributions that are part of substantially equal periodic payments made not less frequently than annually for the life (or life expectancy) of the policyholder or Annuitant (as applicable) or the joint lives (or joint life expectancies) of such policyholder or Annuitant (as applicable) and his or her designated beneficiary; (e) distributions made to the policyholder or Annuitant (as applicable) to the extent such distributions do not exceed the amount allowable as a deduction under Code Section 213 to the policyholder or Annuitant (as applicable) for amounts paid during the taxable year for medical care;(f) distributions from an IRA for the purchase of medical insurance (as described in Section 213(d)(1)(D) of the Code) for the policyholder and his or her spouse and dependents if the policyholder has received unemployment compensation for at least 12 weeks. This exception will no longer apply after the policyholder has been reemployed for at least 60 days; (g) distributions from IRAs for first-time home purchase expenses (maximum $10,000) or certain qualified educational expenses of the policyholder, spouse, children or grandchildren of the policyholder; (h) distributions made on account of an IRS levy on the IRA; and (i) distributions from retirement plans to individuals called to active military. Please note that legislation may be enacted or regulations promulgated which may modify the conditions under which distributions may be received from an IRA without tax penalty.

Required Minimum Distribution (RMD)

Generally, “Required Minimum Distributions”, RMDs, from an IRA must commence no later than April 1 of the calendar year following the year in which the employee attains age 70  1/2. The commencement date is referred to as the “required beginning date.” If the RMD is not made, a 50% penalty tax is imposed as to the amount not distributed. The amount that must be distributed is based on Code rules that take into consideration the individual’s age, marital status, and account balance, as well as the actuarial value of additional benefits under the contract. There are no lifetime RMDs for a Roth IRA. During the Deferral Period, the policyholder is permitted to request payment of the RMD allocable to this Contract for the current year.

We are required to file an information return to the IRS, with a copy to the participant, of the total account value of each account and whether RMDs are applicable. We will provide annual information to each policyholder concerning the RMD computations for his/her Contract.

In addition to RMDs during the life of the individual, there are also required after-death distributions. These after-death RMDs apply to all IRAs, including Roth IRAs. The beneficiary of the contract may take payments earlier than provided under these after-death RMD rules, such as immediately after death, but cannot delay receipt of payments after the dates specified under these rules. Under the after-death RMD rules, if the original policyholder died prior to the required beginning date, and designated a contract beneficiary, then the full account value must be distributed either by the end of the fifth calendar year after the year of the policyholder’s death or over a period of no longer than the life expectancy of the oldest individual beneficiary. If the payments are to be over the life expectancy, the first payment must be received by December 31st of the year following the year of death. If the policyholder did not name a contract beneficiary or if the beneficiary was a non-natural person (such as an entity or the policyholder’s estate), then the life expectancy payouts are not permitted and only the five-year rule is permitted. If the policyholder died after the required beginning date and designed a contract beneficiary, then the maximum payout period is the longer of the life expectancy of the named beneficiary or the remaining life expectancy of the original policyholder. If no contract beneficiary was named or if the beneficiary was a non-natural person (such as an entity or the owner’s estate), then the only payment permitted is based on the remaining life expectancy of the original owner.

If the beneficiary is the surviving spouse, there are special spousal continuation rules under which the spouse can treat the contract as his or her own and delay receiving payments until the spouse attains his or her own required beginning date.

Diversification Regulations and IRAs

The requirements in Code Section 817(h) relative to diversification do not apply to IRAs. Notwithstanding the exception of IRAs from application of the diversification rules, all available investments permitted for this Contract will be structured to comply with the diversification standards because the funds serve as the investment vehicle for nonqualified contracts as well as IRAs.

Withholding and Information Reporting

We are required to file information returns with the IRS and state taxation authorities in the event that there is a distribution or payment from your Contract that may have tax consequences and in certain other circumstances. In order to comply with our requirements, from time to time, we request that the policyholder or beneficiary provide certain information, including social security number or tax identification number and current address.

In addition to information reporting, we are also required to withhold income taxes on the taxable portion of any amounts received under the contract unless there is a proper election to not have any withholding or in certain other circumstances. An election of no withholding is not permitted if a correct social security number or other taxpayer identification number is not provided, or if the IRS advises that withholding is required. Special withholding rules apply to payments made to nonresident aliens.

You are liable for payment of federal income taxes on the taxable portion of any amounts received under the policy. You may be subject to penalties if your withholding or estimated tax payments are insufficient.

In 2004, the Department of Treasury ruled that income received by residents of Puerto Rico under a life insurance policy issued by a United States company is U.S.-source income that is subject to United States Federal income tax. This ruling is also understood to apply to other nonresident alien policyholders. Although the ruling was directed at a life insurance policy, it is also understood to apply to an annuity contract.

Spousal Definition

Federal law requires that under the Internal Revenue Code, the special provisions relating to a “spouse” relate only to persons considered as spouses under the Defense of Marriage Act (DOMA), Pub. L. 104-199. Under this Act, same-sex marriages, civil union partners, domestic partners or others in like status currently are not recognized as spouses for purposes of federal law. Therefore, any options afforded by federal law to a “spouse” under the Code are currently not available to a same-sex spouse, domestic partner, civil union partner or other in like status. Same-sex spouses, civil union partners, domestic partners and others who own or are considering the purchase of annuity products that provide benefits based upon status as a spouse should consult a tax advisor. In the event that federal law is changed concerning treatment of same-sex spouses, civil union partners, domestic partners or others in like status. We will modify our processes accordingly.

Seek Tax Advice

The above description of federal income tax consequences is only a brief summary meant to alert you to the issues and is not intended as tax advice. A prospective contract owner considering purchase of a contract should consult a qualified tax advisor.

PLAN OF DISTRIBUTION-SALES OF CONTRACTS

PHL Variable will designate 1851 Securities, an affiliated broker-dealer, to serve as the principal underwriter and distributor of the securities offered through this prospectus, pursuant to the terms of an agreement which, among other things, will obligate the underwriter to distribute the Contracts on a “best efforts” basis. 1851 Securities, which is an affiliate of the PHL Variable, also acts as the principal underwriter and distributor of other variable annuity contracts and variable life insurance policies issued by the PHL Variable and its affiliated companies. 1851 Securities does not retain any fees under the Contracts.

1851 Securities and PHL Variable may enter into selling agreements with broker-dealers who are registered with the SEC and are members of the Financial Industry Regulatory Authority (“FINRA”), and with entities that may offer the Contracts but are exempt from registration. Enrollments for the Contract may be taken by registered representatives who are associated persons of such broker-dealer or investment adviser firms and the Company and 1851 Securities may accept unsolicited enrollments directed to 1851 Securities. PHL Variable intends to offer the Contract in all jurisdictions where it is licensed to do business and where the Contract is approved. The Contracts are offered on a continuous basis.

1851 Securities’ principal executive offices are located at One American Row, Hartford, Connecticut 06102. 1851 Securities is registered as a broker-dealer with the SEC under the Securities Exchange Act of 1934, as well as the securities commissions in the states in which it operates, and is a member of the FINRA.

1851 Securities is affiliated with PVA, the investment adviser to the Separate Account. Additionally, each is affiliated with Phoenix. Phoenix provides certain administrative services to the Separate Account and to Contract Owners on behalf of PHL Variable and the Separate Account. This arrangement is described more fully in the Statement of Additional Information.

PHL Variable intends to offer the Contract in all jurisdictions where it is licensed to do business and where the Contract is approved. The Contracts are offered on a continuous basis at the accumulation unit values determined each Business Day for the investment options of the Separate Account. There will be no compensation paid to selling entities or persons for sales of the Contracts. Phoenix Life Insurance Company pays a broker-dealer that is expected to make sales of the Contract a monthly fee for providing a sales desk for the Contract. This fee is a set dollar amount per month and the amount does not vary based on sales of the Contract or any other factors.

STATE REGULATION

We are subject to the provisions of the Connecticut insurance laws applicable to life insurance companies and to regulation and supervision by the Connecticut Superintendent of Insurance. We also are subject to the applicable insurance laws of all the other states and jurisdictions in which we do insurance business.

State regulation of PHL Variable includes certain limitations on the investments that may be made for its general account and separate accounts, including the Separate Account. It does not include, however, any supervision over the investment policies of the Separate Account. State regulation may result in the Contract form and its provisions varying from state to state. Significant variations are identified in this prospectus. You should consult your Contract for its particular terms and conditions.

THE PHOENIX COMPANIES, INC. – LEGAL PROCEEDINGS ABOUT COMPANY SUBSIDIARIES

We are regularly involved in litigation and arbitration, both as a defendant and as a plaintiff. The litigation and arbitration naming us as a defendant ordinarily involves our activities as an insurer, investor, or investment advisor. It is not feasible to predict or determine the ultimate outcome of all legal or arbitration proceedings or to provide reasonable ranges of potential losses. Based on current information, we believe that the outcomes of our litigation and arbitration matters are not likely, either individually or in the aggregate, to have a material adverse effect on our consolidated financial condition. However, given the large or indeterminate amounts sought in certain of these matters and the inherent unpredictability of litigation and arbitration, it is possible that an adverse outcome in certain matters could, from time to time, have a material adverse effect on our results of operations or cash flows in particular quarterly or annual periods.

State regulatory bodies, the SEC, FINRA, the IRS, and other regulatory bodies regularly make inquiries of us and, from time to time, conduct examinations or investigations concerning our compliance with, laws and regulations related to, among other things our insurance and broker-dealer subsidiaries, securities offerings and registered products. We endeavor to respond to such inquiries in an appropriate way and to take corrective action if warranted.

Regulatory actions may be difficult to assess or quantify, may seek recovery of indeterminate amounts, including punitive and treble damages, and the nature and magnitude of their outcomes may remain unknown for substantial periods of time. It is not feasible to predict or determine the ultimate outcome of all pending inquiries, investigations, legal proceedings and other regulatory actions, or to provide reasonable ranges of potential losses. Based on current information, we believe that their outcomes are not likely, either individually or in the aggregate, to have a material adverse effect on our consolidated financial condition. However, given the large or indeterminate amounts sought in certain of these actions and the inherent unpredictability of regulatory matters, it is possible that an adverse outcome in certain matters could, from time to time, have a material adverse effect on our results of operation or cash flows in particular quarterly or annual periods.

Table of Contents to Statement of Additional Information

General Information

PHL Variable Insurance Company

The Separate Account

Investment Objectives and Policies

Management of the Separate Account

Investment Advisor and Other Services to the Separate Account

Portfolio Management

Other Service Providers to the Separate Account

Accumulation Unit Value and Net Investment Factor

Code of Ethics

Proxy Voting Policies

Control Persons and Principal Holders of Securities

Experts

Separate Account Financial Statements

Company Financial Statements

APPENDIX A – Deductions for Taxes as a Percentage– Qualified and Nonqualified Annuity Contracts

State	Upon Premium Payment	Upon Annuitization	Nonqualified	Qualified

California		X	2.35	0.50

Maine	X		2.00

Nevada		X	3.50

South Dakota[1]	X		1.25

Texas[2]		X	0.04	0.04

West Virginia		X	1.00	1.00

Wyoming		X	1.00

Commonwealth of Puerto Rico		X	1.00	1.00

NOTE:	The above tax deduction rates are as of January 1, 2011. No tax deductions are made for states not listed above. However, tax statutes are subject to amendment by legislative act and to judicial and administrative interpretation, which may affect both the above lists of states and the applicable tax rates. Consequently, we reserve the right to deduct tax when necessary to reflect changes in state tax laws or interpretation.

[1]

    South Dakota law exempts premiums received on qualified contracts from premium tax. Additionally, South Dakota law provides a lower rate of 0.8% that applies to premium payments received in excess of $500,000 in a single calendar year.

[2]	Texas charges an insurance department “maintenance fee” of .04% on annuity considerations, but the department allows this to be paid upon annuitization.

APPENDIX B – Permitted Owners and Annuitants

All references to “spouse” in the table below mean “spouse” as defined under Federal tax law.

ANNUITANT(S)	OWNER(S)	CONTRACT BENEFICIARY§	DEATH OF ANNUITANT(S)	DEATH OF OWNERS
Individual Longevity Solution-Nonqualified
One Annuitant	The Annuitant	Anyone	During the Deferral Period: Contract terminates. In the Post Deferral Period: mandatory after-death distributions must begin or spouse of Owner may continue the Contract.	During the Deferral Period: Contract terminates. In the Post Deferral Period: Owner and annuitant are the same so annuitant death rules apply.
One Annuitant	The spouse of the Annuitant.	During the Deferral Period: must be the Annuitant only. In the Post Deferral Period: anyone.	During the Deferral Period: Contract terminates. In the Post Deferral Period: mandatory after-death distributions must begin or spouse of Owner may continue the Contract.	During the Deferral Period and in the Post Deferral Period: annuitant becomes the Owner when Owner (spouse) dies.
One Annuitant	The Annuitant and spouse of Annuitant (jointly owned with right of survivorship)	During the Deferral Period: must be the Annuitant or spouse. In the Post Deferral Period: anyone.	During the Deferral Period: Contract terminates. In the Post-Deferral Period: mandatory after-death distributions must begin or spouse may continue the Contract.	During the Deferral Period: Contract terminates. In the Post Deferral Period: If the Annuitant’s spouse dies, the Annuitant becomes the Owner.

One Annuitant	Non-grantor trust (for the benefit of one or more persons including same-sex spouses, civil union partners, domestic partners)	Anyone	During the Deferral Period: Contract terminates. In the Post Deferral Period: mandatory after-death distributions must begin.	During the Deferral Period and in the Post Deferral Period: trust cannot die, so there is no impact; however, if the person(s) for whom the trust is FBO die(s), trust must name a new beneficiary of trust.

Individual Longevity Solution-IRA
One Annuitant	The Annuitant or IRA Trust for the benefit of the Annuitant	Anyone	During the Deferral Period: Contract terminates.	During the Deferral Period: Contract terminates.

			In the Post Deferral Period: mandatory after-death distributions must begin or spouse may continue the Contract.	After the Deferral Period: mandatory after-death distributions must begin or spouse may continue the Contract.
Joint Longevity Solution-Nonqualified
Two annuitants who are spouses	Both Annuitants (jointly owned with right of survivorship	Both Annuitants

During the Deferral Period: Contract terminates upon death of surviving Annuitant.

In the Post Deferral Period: mandatory after-death distributions must begin or surviving spouse may continue to the Contract.

In the Post Deferral Period: Contract terminates. In the Post Deferral Period: mandatory after-death distributions must begin or surviving spouse may continue the Contract.
Two annuitants who are not spouses	Non-grantor trust (for the benefit of one or more persons, including same-sex spouses, civil union partners, domestic partners)	Anyone	During the Deferral Period; Contract terminates upon death of surviving Annuitant. In the Post Deferral Period: mandatory after-death distributions must begin.	During the Deferral Period and in the Post Deferral Period: trust cannot die, so there is no impact; however, if the person(s) for which the trust is FBO die(s), trust must name a new beneficiary of trust
Joint Longevity Solution-IRA NOT AVAILABLE

Note: married individuals residing in community property or a marital property state who name a non-spouse as a beneficiary should consult with legal counsel to determine if spousal consent is required.

PHL VARIABLE ACCUMULATION ACCOUNT III (“Separate Account”)

PHL VARIABLE INSURANCE COMPANY

FLEXIBLE PREMIUM DEFERRED VARIABLE ANNUITY CONTRACT

Statement of Additional Information

Home Office:	PHL Variable Insurance Company
One American Row	Annuity Operations Division
Hartford, Connecticut 06103-2899	PO Box 8027
Boston, Massachusetts 02266-8027

                , 2012

This Statement of Additional Information is not a prospectus and should be read in conjunction with the prospectus, dated             , 2012. You may obtain a copy of the prospectus without charge by contacting PHL Variable Insurance Company (“PHL Variable”) at the above address or by calling 800/866-0753 or by visiting our website at www.phoenixwm.com.

1

General Information

PHL Variable Insurance Company

PHL Variable Insurance Company (“PHL Variable”) is a Connecticut stock life insurance company incorporated on July 15, 1981. We sell life insurance policies and annuity contracts through producers of our affiliated distribution companies and through brokers. Our executive and main administrative offices are at One American Row in Hartford, Connecticut 06102-5056.

We are a wholly owned subsidiary of Phoenix Life Insurance Company (“Phoenix”) through its holding company, PM Holdings, Inc.

The Separate Account

The Separate Account is a separate account established by PHL Variable on December 22, 2008 pursuant to Connecticut law. The Separate Account is registered as a closed-end management investment company under the Investment Company Act of 1940 Act (the “1940 Act”). The Separate Account is managed by its Board of Managers. The Board of Managers will contract with Phoenix Variable Advisors, Inc. (“PVA”), an affiliate of PHL Variable as the investment adviser to the Separate Account. The Separate Account has a fundamental investment policy of investing in underlying mutual funds selected by PVA. The Separate Account is divided into several sub-accounts, each of which is referred to as an “investment option” and each of which invests exclusively in an underlying mutual fund. You choose the investment options of the Separate Account to which you allocate your premium payments through the Contract. The investment objective of each investment option is identical to the investment objective of the underlying mutual fund in which the investment option invests.

Investment Objectives and Policies

Investment Objectives and Policies, and Investment Restrictions of the Separate Account: The Separate Account invests exclusively in shares of the underlying funds and will not invest in individual securities unless it is required to accept a redemption in kind from an underlying fund. Each investment option of the Separate Account is a sub-account of the Separate Account. Each sub-account has the same investment objective and investment policies as the underlying fund in which the sub-account invests. For the investment policies of the underlying funds, see the underlying funds’ prospectuses and statements of additional information.

The Separate Account will have the fundamental investment restrictions described below which may not be changed except pursuant to a vote of Contract Owners owning a majority of the units of a particular sub-account of the Separate Account on the record date. The owners of a majority of the units entitled to vote will be determined in accordance with the 1940 Act and the relevant rules thereunder. Additionally, any fundamental investment restriction shall not apply to the extent necessary for the Separate Account to accept a redemption in kind as required by an underlying fund. These investment restrictions apply only to direct investment by the Separate Account and do not in any way limit the investment by the underlying funds in their portfolio securities. Each underlying fund has its own fundamental investment restrictions which are described in its prospectus and statement of additional information.

The Separate Account’s fundamental investment restrictions are as follows.

1.	A sub-account may not purchase securities in a given industry if, after giving effect to the purchase, more than 25% of its total assets would be invested in the securities of one or more issuers conducting business activities in the same industry (excluding the U.S. Government or its agencies or instrumentalities). A sub-account’s investment in shares of the underlying funds shall not constitute investment in securities of any particular industry.

2.	A sub-account may not issue senior securities in contravention of the 1940 Act. Activities permitted by SEC exemptive orders or staff interpretations shall not be deemed prohibited by this restriction.

3.	A sub-account may not borrow money, except (i) in amounts not to exceed one third of the value of the sub-account’s total assets (including the amount borrowed) from banks, and (ii) up to an additional 5% of its total assets from banks or other lenders for temporary purposes. For purposes of this restriction, (a) investment techniques such as margin purchases, short sales, forward commitments, and roll transactions, (b) investments in instruments such as futures contracts, swaps, and options, and (c) short-term credits extended in connection with trade clearances and settlement shall not constitute borrowing.

4.	A sub-account may not underwrite the securities issued by other persons, except to the extent that, in connection with the disposition of portfolio securities, a sub-account may be deemed to be an underwriter under the applicable law.

2

5.	A sub-account may not purchase or sell real estate, except that a sub-account may (i) acquire or lease office space for its own use, (ii) invest in securities of issuers that invest in real estate or interests therein, (iii) invest in mortgage-related securities and other securities that are secured by real estate or interests therein, or (iv) hold and sell real estate acquired by the Sub-account as a result of the ownership of securities.

6.	A sub-account may not make loans, except that a sub-account may (i) lend portfolio securities, (ii) enter into repurchase agreements, (iii) purchase all or a portion of an issue of debt securities, bank loan participation interests, bank certificates of deposit, bankers’ acceptances, debentures or other securities, whether or not the purchase is made upon the original issuance of the securities, and (iv) participate in an interfund lending program with other registered investment companies.

7.	A sub-account may not purchase or sell commodities or commodity contracts, except a sub-account may purchase and sell derivatives (including, but not limited to, options, futures contracts and options on futures contracts) whose value is tied to the value of a financial index or a financial instrument or other asset (including, but not limited to, securities indices, interest rates, securities, currencies and physical commodities).

Management of the Separate Account

The Separate Account is managed by a Board of Managers in compliance with the 1940 Act. PHL Variable, as the legal owner of the Separate Account has appointed an initial sole member of the Board of Managers, Philip K. Polkinghorn. Mr. Polkinghorn is also the Senior Executive Vice President and Director of PHL Variable. PHL Variable, as sole shareholder, will approve a Board of Managers. The Board of Managers will include persons a majority of who are “disinterested” within the meaning of the 1940 Act.

Interested Members of Board of Managers and Officers of the Registrant

Name, Address and Age	Position with the Separate Account and Length of Time Served	Number of Portfolios in Fund Complex Overseen by Manager	Principal Occupation(s) During Past 5 Years and Other Directorships Held by Manager
*Philip K. Polkinghorn One American Row Hartford, CT 06102 Age 54	Sole Trustee and Chief Executive Officer since 2009	**1

Senior Executive Vice President, Business Development, of The Phoenix Companies, Inc., a provider of life insurance and annuity products through third-party distributors, supported by its wholesalers and financial planning specialists (Feb 2007 – present).

Other Directorships and Offices held: President and Chief Executive Officer, Chairman and Director, 1851 Securities, Inc.; Director, Holland Re, Inc.; Senior Executive Vice President and Director, PHL Variable Insurance Company; Director, Phoenix Distribution Holding Company; President and Director, Phoenix Life and Annuity Company; Senior Executive Vice President, Business Development, Phoenix Life Insurance Company; President and Director, Phoenix Variable Advisors, Inc.; Director, PM Holdings, Inc., Director, Saybrus Equity Services, Inc.

Peter A. Hofmann One American Row Hartford, CT 06102 Age 53	Chief Financial Officer since 2009	**1

Senior Executive Vice President and Chief Financial Officer, of The Phoenix Companies, Inc., a provider of life insurance and annuity products through third-party distributors, supported by its wholesalers and financial planning specialists (Nov 2007 – present).

Other Directorships and Offices held: Treasurer, American Phoenix Life and Reassurance Company; Director and Treasurer, Holland Re, Inc.; Senior Executive Vice President and Chief Financial Officer and Treasurer, PHL Variable Insurance Company; Treasurer, Phoenix Distribution Holding Company; Treasurer, Phoenix Founders, Inc., Treasurer, Phoenix Investment Management Company; Director and Senior Executive Vice President and Chief Financial Officer and Treasurer, Phoenix Life and Annuity Company; Senior Executive Vice President and Chief Financial Officer and Treasurer, Phoenix Life Insurance Company; Treasurer, Phoenix National Trust Holding Company; Treasurer, Phoenix New England Trust Holding Company; Treasurer, Phoenix Variable Advisors, Inc.; Director, President and Treasurer, PM Holdings, Inc., Director, Saybrus Holdings, Inc.; Director, Saybrus Partners, Inc.

Michael E. Hanrahan One American Row Hartford, CT 06102 Age 50	Chief Accounting Officer since 2012	**1

Chief Accounting Officer of The Phoenix Companies, Inc., a provider of life insurance and annuity products through third-party distributors, supported by its wholesalers and financial planning specialists (Feb 2010 – present).

Other Directorships and Offices held: Vice President and Chief Accounting Officer, PHL Variable Insurance Company; Vice President and Chief Accounting Officer, Phoenix Life and Annuity Company; Vice President and Chief Accounting Officer, Phoenix Life Insurance Company.

*	Mr. Polkinghorn is an “interested person” as defined under the 1940 Act, by reason of his position with PHL Variable, the Separate Account’s investment adviser, PVA, and/or the affiliates of each.
**	At this time the Registrant is the only registered company overseen by Manager.

Disinterested Members of Board of Managers

Name, Address and Age	Position with the Separate Account and Length of Time Served	Number of Portfolios in Fund Complex Overseen by Manager	Principal Occupation(s) During Past 5 Years and Other Directorships Held by Manager

As of the date of this Statement of Additional Information, no member of the Board of Managers owns any security of the Registrant.

Interests of Independent Members of Board of Managers

SEC Release No. 33-7932 requires, among other things, that for certain regulatory filings made after February 15, 2002, certain registrants must disclose potential conflicts of interest involving members of the Board of Managers that could affect their independence. These requirements require disclosure by each independent Member of the Board of Managers, or their immediate family members, of any direct or indirect interests or material interests, that exceed $120,000, during the two most recently completed calendar years, or which could impact on their independence.

Compensation of Officers and Members of Board of Managers

Officers and employees of PVA who are “interested persons” are compensated by the advisor and receive no compensation from the Separate Account. Independent members of the Board of Managers will receive compensation for participation on the Board of Managers and travel and expense reimbursement for expenses incurred in connection with attendance at meetings of the Board of Managers. Members of the Board of Managers are not entitled to receive any retirement benefits or deferred compensation from the Separate Account.

3

Investment Advisory and other Services to the Separate Account

The Investment Advisor: PVA, an affiliate of PHL Variable and the Separate Account will act as the investment advisor to the Separate Account pursuant to an investment advisory agreement. Under this agreement the investment advisor’s sole function with respect to the Separate Account is to select and recommend the addition or deletion of the underlying funds in which the Separate Account will invest. There will be no compensation paid to PVA or any of its officers or directors with respect to this Agreement.

PVA began operations as an investment advisor in 1995. PVA is a wholly owned subsidiary of PM Holdings, Inc. PM Holdings, Inc. is a wholly owned subsidiary of Phoenix which, in turn is a wholly owned subsidiary of PNX. PVA was established to actively monitor and manage subadvisor performance for certain series of a trust pursuant to a “manager of managers” exemptive order and, until engaged to act as subadvisor to the Separate Account, this subadvisor oversight has constituted PVA’s sole business activity. As of December 31, 2011, PVA had approximately $ 0 in assets under management. PVA’s offices are located at One American Row, Hartford, Connecticut 06102.

Portfolio Management

A portfolio management committee comprised of certain officers of PVA listed below selects the underlying funds for the Separate Account. No member of this committee receives any compensation from PVA for this activity or otherwise. No member of this committee is responsible for the day-to-day management of any other registered investment company. Members of the Portfolio Management committee for the Separate Account will not be specifically compensated for services to the Separate Account.

Name	Other Accounts Managed	Compensation related to Registrant	Ownership of Registrant’s Securities
	N/A	None	None
	N/A	None	None
	N/A	None	None
	N/A	None	None

Other Service Providers to the Separate Account

Under an Administrative and Accounting Services Agreement between BNY Mellon (“BNY”) and PHL Variable, BNY provides certain services related to the Separate Account. These services include computing investment option unit value for each investment option of the Separate Account on each valuation date, preparing annual financial statements for the Separate Account, filing the Separate Account’s annual reports on Form N-SAR with the SEC, and maintaining certain books and records required by law on behalf of the Separate Account. PHL Variable pays BNY fees for these services. The total fee includes a flat annual charge per investment option, an annual base fee for PHL Variable and its affiliates utilizing the services, and license and service fees for certain software used in providing the services.

Expenses of the Separate Account

PHL Variable will enter into an agreement with the Separate Account under which PHL Variable will assume any operational expenses associated with the Separate Account such that the Separate Accounts annual operating expenses will be zero.

4

Accumulation Unit Value and Net Investment Factor

The value of one accumulation unit was set by us on the first Business Day of each investment option. The accumulation unit value of an investment option on any Business Day is determined by multiplying the accumulation unit value of that investment option on the immediately preceding Business Day by the applicable net investment factor for the Business Period ending on such Business Day. The accumulation unit value on a day other than a Business Day is the accumulation unit value on the next Business Day. The accumulation unit value of each investment option is determined at the end of each Business Day.

The net investment factor for each investment option is determined by the investment performance of the assets held by the Investment Option during the Business Period. A net investment factor may be more or less than 1.000 depending on whether the assets gained or lost value that day.

The net investment factor is equal to the result of item (d) below subtracted from the result of dividing the sums of items (a) and (b) by item (c) as defined below.

(a)	The value of the assets in the investment option on the current business day, including accrued net investment income and realized and unrealized capital gains and losses, but excluding the net value of any transactions during the current business period.

(b)	The amount of any dividend (or, if applicable, any capital gain distribution) received by the investment option if the “ex-dividend” date for shares of the fund occurs during the current business period.

(c)	The value of the assets in the investment option as of the just prior business day, including net accrued net investment income and realized and unrealized capital gains and losses, and including the value of all transactions during the business period ending on that date.

(d)	The sum of the charge, if any, for taxes and reserves for taxes on investment income, and realized and unrealized capital gains multiplied by the number of days in the current business period.

Code of Ethics

The Separate Account does not invest in “Covered Securities” as defined under Rule 17j-1 under the 1940 Act. Accordingly, none of the Separate Account, PVA and 1851 Securities, Inc. are required to adopt a code of ethics pursuant to Rule 17j-1 and, therefore, they have not adopted a code of ethics under Rule 17j-1.

Proxy Voting Policies

All of the assets held in an available investment option will be invested in shares of an underlying fund. We are the legal owner of those shares and as such have the right to vote to elect the Board of Trustees of the funds, to vote upon certain matters that are required by the 1940 Act to be approved or ratified by the shareholders of a mutual fund and to vote upon any other matter that may be voted upon at a shareholders’ meeting. However, we will pass these voting rights to you and will solicit your instructions under the procedure described below to the extent required by the 1940 Act. We will vote all of the shares we own on your behalf, in accordance with your instructions. We will vote the shares for which we do not receive instructions, and any other shares we own, in the same proportion as the shares for which we do receive instructions. This process may result in a small number of Contract Owners controlling the vote. Additionally, you will own units of the Separate Account corresponding to the value of your Contract in the Separate Account. You will have the right to vote on matters that are required by the 1940 Act to be approved or ratified by the shareholders. No additional voting rights are provided under state law.

We will send you or, if permitted by law, make available electronically, proxy cards and material for voting Separate Account units, and instruction forms for pass through voting of underlying fund shares. In order to vote, you must complete the proxy form or instruction card and return it to us. You may also be able to vote your interest by telephone or over the Internet if such instructions are included in the proxy material.

Each underlying fund has a proxy voting policy which is described in its Statement of Additional Information. You can obtain information about how the underlying funds voted proxies relating to their portfolio securities for the most recent 12-month period ending                      , free of charge, upon request, by calling the number listed on the first page of this Statement of Additional Information, or on the Securities and Exchange Commission’s website at http://www/sec.gov.

5

Control Persons and Principal Holders of Securities

The assets of the Separate Account consisting of shares of the underlying funds are owned entirely by PHL Variable. However, PHL Variable provides voting rights to Contract Owners as described above. PHL Variable is an indirectly, a Connecticut Company owned company of Phoenix. Phoenix is a life insurance company, which is wholly owned by PNX, which, is a manufacturer of life insurance and annuity products. Obligations under the Contract are obligations of PHL Variable. PHL Variable’s offices are located at One American Row in Hartford, Connecticut 06103-2899. No shares are held by the advisor to the Separate Account. A Contract Owner owning more than 25% of the Separate Account’s outstanding units may be considered a controlling person. That Contract Owner’s vote could have a more significant effect on matters presented at a shareholder meeting than votes of other Contract Owners.

Experts

The financial statements of PHL Variable as of December 31,      and     , and for each of the three years in the period ended December 31,     , included in this Statement of Additional Information have been so included in reliance on the reports of                     , an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting. The principal place of business of                      is located at                     .

As of the date of this Statement of Additional Information, the Separate Account had not commenced operations so no financial statements are available.

6

PART C

OTHER INFORMATION

Item 25.	Financial Statements and Exhibits.

(1)	Financial Statements

The financial statements of PHL Variable Insurance Company and the report of Independent Registered Public Accounting Firm thereto are contained in the Statement of Additional Information. The financial statements of PHL Variable Insurance Company include: Balance Sheet as of December 31, 2011 and 2010; Statement of Income, Comprehensive Income and Changes in Stockholder’s Equity for the years ended December 31, 2011, 2010 and 2009; Statement of Cash Flows for the years ended December 31, 2011, 2010 and 2009; and Notes to Financial Statements.*

(2)	Exhibits

a.	Establishing document for PHL Variable Accumulation Account III*

b.	Separate Account governing document*

c.	Not applicable

d.	Form of Flexible Premium Deferred Variable Annuity Contract*

e.	Not applicable

f.	Not applicable

g.	Investment Advisory Agreement between Phoenix Variable Advisors, Inc. and the Registrant*

h.1.	Underwriting Agreement between 1851 Securities, Inc. and Registrant*

h.2.	Selling Agreement between 1851 Securities, Inc. and Registrant*

i.	Not applicable

j.	Not applicable

k.1.	Expense Assumption Agreement between PHL Variable Insurance Company and the Registrant*

k.2.	Accounting Service Agreement between PHL Variable Insurance Company and BNY Mellon*

l.	Opinion and Consent of Counsel*

m.	Not applicable

n.	Consent of Registered Independent Public Accountant*

o.	Not applicable

p.	Not applicable

q.	Not applicable

r.	Not applicable. The Registrant does not invest in “Covered Securities” as defined under Rule 17j-1.

s.	Powers of Attorney**

*	To be filed by amendment.

**	Filed herewith.

Item 26.	Marketing Arrangements

The principal underwriter for the Registrant will perform its services under an agreement obligating it to sell the Contracts on a “best efforts” basis. Reference is made to the underwriting agreement that will be filed by amendment as exhibit h.1. to Registrant’s Registration Statement.

Item 27.	Other Expenses of Issuance and Distribution*

The following table sets forth the estimated expenses to be incurred in connection with the offering described in this Registration Statement:

Registration fees	$
Printing	$
Accounting fees and expenses	$
Investment advisory fees to PVA	$
Legal fees and expenses	$
Miscellaneous	$
Total	$

*	All amounts to be provided by amendment

Item 28.	Persons Controlled by or Under Common Control

The Phoenix Companies, Inc. (100%) Delaware

Phoenix Distribution Holding Company (100%) Connecticut

Phoenix Investment Management Company (100%) Connecticut

Phoenix National Trust Holding Company (100%) Connecticut

PML International Insurance Limited (100%) Bermuda

Saybrus Partners, Inc. (85.456%) Delaware

Saybrus Holdings, Inc. (100%) Delaware

Saybrus Equity Services, Inc. (100%) Delaware

Phoenix Life Insurance Company (100%) New York

Holland Re Holdings, LLC (100%) Delaware

Holland Re, Inc. (100%) South Carolina

Next Generation Ventures LLC (50%) Connecticut

Phoenix Life Separate Account B (100%) New York

Phoenix Life Separate Account C (100%) New York

Phoenix Life Separate Account D (100%) New York

Phoenix Life Variable Accumulation Account (100%) New York

Phoenix Life Variable Universal Life Account (100%) New York

PM Holdings, Inc. (100%) Connecticut

1851 Securities, Inc. (100%) Delaware

American Phoenix Life and Reassurance Company (100%) Connecticut

PHL Variable Insurance Company (100%) Connecticut

PHL Variable Accumulation Account (100%) Connecticut

PHL Variable Accumulation Account II (100%) Connecticut

PHL Variable Accumulation Account III (100%) Connecticut

PHL Variable Private Placement Separate Account

PHLVIC Variable Universal Life Account (100%) Connecticut

Phoenix Founders, Inc. (100%) Connecticut

Phoenix Life and Annuity Company (100%) Connecticut

Phoenix Life and Annuity Variable Universal Life Account (100%) Connecticut

Phoenix New England Trust Holding Company (100%) Connecticut

Phoenix Variable Advisors, Inc. (100%) Delaware

The only companies that file consolidated financial statements with the Securities and Exchange Commission (“SEC”) are The Phoenix Companies, Inc. and Phoenix Life Insurance Company. In addition, PHL Variable Insurance Company and Phoenix Life and Annuity Company file individual financial statements with the SEC. For the remainder, except the separate accounts (defined as Phoenix Life Separate Account B, Phoenix Life Separate Account C, Phoenix Life Separate Account D, Phoenix Life Variable Accumulation Account, Phoenix Life Variable Universal Life Account, PHL Variable Accumulation Account, PHL Variable Accumulation Account II, PHL Variable Accumulation Account III, PHL Variable Private Placement Separate Account, PHLVIC Variable Universal Life Account, and Phoenix Life and Annuity Variable Universal Life Account) all other entities are included in the consolidated financial statement, for The Phoenix Companies, Inc., but none file individual financial statements with the SEC.

Item 29.	Number of Security Holders

The offering to be made under this Registration Statement will commence on or after its effective date. Accordingly, there are no security holders of the Registrant’s securities.

Title of Class	Number of Record Holders
Shares/Units of PHL Variable Accumulation Account III	None

Item 30.	Indemnification

Section 33-776 of the Connecticut General Statutes states that: “a corporation may provide indemnification of, or advance expenses to, a director, officer, employee or agent only as permitted by sections 33-770 to 33-779, inclusive.”

Article VI, Section 6.01 of the Bylaws of PHL Variable Insurance Company (as amended and restated effective May 16, 2002) provides that: “Each director, officer or employee of the company, and his heirs, executors, or administrators, shall be indemnified or reimbursed by the company for all expenses necessarily incurred by him in connection with the defense or reasonable settlement of any action, suit or proceeding in which he is made a party by reason of his being or having been a director, officer or employee of the company, or of any other company which he was serving as a director or officer at the request of the company, except in relation to matters as to which such director, officer or employee is finally adjudged in such action, suit or proceeding to be liable for negligence or misconduct in the performance of his duties as such director, officer or employee. The foregoing right of indemnification or reimbursement shall not be exclusive of any other rights to which he may be entitled under any statute, by-law, agreement, vote of shareholders or otherwise.”

Insofar as indemnification for liability arising under the Securities Act of 1933 (the “Act”) may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 31.	Business and Other Connections of Investment Adviser

For information as to the business, profession, vocation or employment of a substantial nature of the directors and officers of the advisor in the last two years, reference is made to the current Form ADV filed under the Investment Advisers Act of 1940, and incorporated herein by reference: Phoenix Variable Advisors, Inc., File No. 801-56484.

Item 32.	Location of Accounts and Records

The accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the Rules thereunder are maintained at the administrative offices of PHL Variable Insurance Company located at One American Row, Hartford, Connecticut 06103-5056 and at the addresses listed below.

Underwriter:	1851 Securities, Inc.
Administrative office: One American Row
Hartford, CT 06102-5056

Transfer Agent:	Phoenix Life Insurance Company
Administrative office: One American Row
Hartford, CT 06102-5056

Investment Advisors to the following Underlying Funds:

DFA VA Global Moderate Allocation Portfolio
DFA Investment Dimensions Group
1299 Ocean Ave.
Santa Monica, CA 90401

Item 33.	Management Services

Not Applicable.

Item 34.	Undertakings

The undersigned hereby undertakes as follows:

1.	Not applicable.

2.	Not applicable.

3.	Not applicable.

4.	(a) The Registrant hereby undertakes to file, during any period in which offers of sales are being made, a post-effective amendment to this registration statement:

(i) To include any prospectus required by section 10(a)(3) of the Securities Act of 1933;

(ii) To reflect in the prospectus any facts or events arising after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement.

(iii) To include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement.

(b) The Registrant hereby undertakes for the purpose of determining any liability under the Securities Act of 1933, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

(c) The Registrant hereby undertakes to remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

(d) Not applicable.

(e) The Registrant hereby undertakes that for the purpose of determining liability of the Registrant under the Securities Act of 1933 to any purchaser in the initial distribution of the securities:

The undersigned Registrant undertakes that in a primary offering of securities of the undersigned Registrant pursuant to this registration statement, regardless of the underwriting method used to sell the securities to the purchaser, if the securities are offered or sold to such purchaser by means of any of the following communications, the undersigned Registrant will be a seller to the purchaser and will be considered to offer or sell such securities to the purchaser:

i.	Any preliminary prospectus or prospectus of the undersigned Registrant relating to the offering required to be filed pursuant to Rule 497 under the Securities Act of 1933;

ii.	The portion of any advertisement pursuant to Rule 482 under the 1933 Act relating to the offering containing material information about the undersigned Registrant or its securities provided on behalf of the undersigned Registrant; and

iii.	Any other communication that is an offer in the offering made by the undersigned Registrant to the purchaser.

5. Not applicable.

6. The Registrant hereby undertakes to send by first class mail or other means designed to ensure equally prompt delivery, within two business days of receipt of a written or oral request, any Statement of Additional Information.

Representation Regarding Reasonableness of Charges-to be made by amendment.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant, PHL Variable Accumulation Account III, has duly caused this registration statement to be signed on its behalf by the undersigned thereunto duly authorized, all in the City of Hartford and the State of Connecticut, on this 26 day of January, 2012.

PHL VARIABLE ACCUMULATION ACCOUNT III (Registrant)

By:
Philip K. Polkinghorn*
Sole Trustee

PHL VARIABLE INSURANCE COMPANY

By:
James D. Wehr*
President

By:	/s/ Kathleen A. McGah
*Kathleen A. McGah

*As Attorney-in-Fact pursuant to power of attorney

As required by the Securities Act of 1933, the following persons in the capacities stated have signed this registration statement on January 26, 2012.

Signature		Title

Edward W. Cassidy*		Director, PHL Variable Insurance Company

Peter A. Hofmann*		Chief Financial Officer, PHL Variable Accumulation Account III and PHL Variable Insurance Company

Michael E. Hanrahan*		Chief Accounting Officer, PHL Variable Accumulation Account III and PHL Variable Insurance Company

Philip K. Polkinghorn*		Sole Trustee and Chief Executive Officer, PHL Variable Accumulation Account III; Director, PHL Variable Insurance Company

James D. Wehr*		President, PHL Variable Insurance Company

Christopher M. Wilkos*		Director, PHL Variable Insurance Company

BY:	/s/ Kathleen A. McGah * Kathleen A. McGah

*	As Attorney-in-Fact pursuant to Powers of Attorney

EXHIBIT INDEX

Exhibit 25(2)(s)	Powers of Attorney	Filed herewith